F
i
l
e

N
o
..

3
3
3
-
1
5
7
8
7
0

E
f
f
e
c
t
i
v
e

O
c
t
o
b
e
r

7
,

2
0
0
9

t
h
e

C
o
m
p
a
n
y
s

N
a
m
e

w
i
l
l

c
h
a
n
g
e

f
r
o
m

M
e
d
i
c
e
o

P
a
l
t
a
c

H
o
l
d
i
n
g
s

C
o
..
,

L
t
d
..

t
o

M
e
d
i
p
a
l

H
o
l
d
i
n
g
s

C
o
r
p
o
r
a
t
i
o
n
..

A
M
E
R
I
C
A
N

D
E
P
O
S
I
T
A
R
Y

S
H
A
R
E
S
(
O
n
e

(
1
)

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e

r
e
p
r
e
s
e
n
t
s

O
n
e

(
1
)

S
h
a
r
e
)

T
H
E

B
A
N
K

O
F

N
E
W

Y
O
R
K

M
E
L
L
O
N
A
M
E
R
I
C
A
N

D
E
P
O
S
I
T
A
R
Y

R
E
C
E
I
P
T
F
O
R

C
O
M
M
O
N

S
T
O
C
K
,
M
E
D
I
P
A
L

H
O
L
D
I
N
G
S

C
O
R
P
O
R
A
T
I
O
N
(
I
N
C
O
R
P
O
R
A
T
E
D

U
N
D
E
R

T
H
E

L
A
W
S

O
F

J
A
P
A
N
)
       T
h
e

B
a
n
k

o
f

N
e
w

Y
o
r
k

M
e
l
l
o
n
,

a
s

d
e
p
o
s
i
t
a
r
y

(
h
e
r
e
i
n
a
f
t
e
r

c
a
l
l
e
d

t
h
e

D
e
p
o
s
i
t
a
r
y
)
,

h
e
r
e
b
y

c
e
r
t
i
f
i
e
s

(
i
)

t
h
a
t

t
h
e
r
e

h
a
v
e

b
e
e
n

d
e
p
o
s
i
t
e
d

w
i
t
h

t
h
e

D
e
p
o
s
i
t
a
r
y

o
r

i
t
s

a
g
e
n
t
,

n
o
m
i
n
e
e
,

c
u
s
t
o
d
i
a
n
,

c
l
e
a
r
i
n
g

a
g
e
n
c
y

o
r

c
o
r
r
e
s
p
o
n
d
e
n
t
,

t
h
e

s
e
c
u
r
i
t
i
e
s

d
e
s
c
r
i
b
e
d

a
b
o
v
e

(
S
h
a
r
e
s
)

o
r

e
v
i
d
e
n
c
e

o
f

t
h
e

r
i
g
h
t

t
o

r
e
c
e
i
v
e

s
u
c
h

S
h
a
r
e
s
,

(
i
i
)

t
h
a
t

a
t

t
h
e

d
a
t
e

h
e
r
e
o
f

e
a
c
h

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e

e
v
i
d
e
n
c
e
d

b
y

t
h
i
s

R
e
c
e
i
p
t

r
e
p
r
e
s
e
n
t
s

t
h
e

a
m
o
u
n
t

o
f

S
h
a
r
e
s

s
h
o
w
n

a
b
o
v
e
,

a
n
d

t
h
a
t


o
r

r
e
g
i
s
t
e
r
e
d

a
s
s
i
g
n
s

I
S

T
H
E

O
W
N
E
R

O
F

_
_
_
_
_
_
_
_

A
M
E
R
I
C
A
N

D
E
P
O
S
I
T
A
R
Y

S
H
A
R
E
S
h
e
r
e
b
y

e
v
i
d
e
n
c
e
d

a
n
d

c
a
l
l
e
d
,

a
n
d

e
x
c
e
p
t

a
s

o
t
h
e
r
w
i
s
e

h
e
r
e
i
n

e
x
p
r
e
s
s
l
y

p
r
o
v
i
d
e
d
,

i
s

e
n
t
i
t
l
e
d

u
p
o
n

s
u
r
r
e
n
d
e
r

a
t

t
h
e

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
,

N
e
w

Y
o
r
k
,

N
e
w

Y
o
r
k

o
f

t
h
i
s

R
e
c
e
i
p
t

d
u
l
y

e
n
d
o
r
s
e
d

f
o
r

t
r
a
n
s
f
e
r

a
n
d

u
p
o
n

p
a
y
m
e
n
t

o
f

t
h
e

c
h
a
r
g
e
s

a
s

p
r
o
v
i
d
e
d

o
n

t
h
e

r
e
v
e
r
s
e

o
f

t
h
i
s

R
e
c
e
i
p
t

a
n
d

i
n

c
o
m
p
l
i
a
n
c
e

w
i
t
h

a
p
p
l
i
c
a
b
l
e

l
a
w
s

o
r

g
o
v
e
r
n
m
e
n
t
a
l

r
e
g
u
l
a
t
i
o
n
s
,

a
t

O
w
n
e
r
s

o
p
t
i
o
n

(
1
)

t
o

d
e
l
i
v
e
r
y

a
t

t
h
e

o
f
f
i
c
e

o
f

t
h
e

a
g
e
n
t
,

n
o
m
i
n
e
e
,

c
u
s
t
o
d
i
a
n
,

c
l
e
a
r
i
n
g

a
g
e
n
c
y

o
r

c
o
r
r
e
s
p
o
n
d
e
n
t

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
,

t
o

a

p
e
r
s
o
n

s
p
e
c
i
f
i
e
d

b
y

O
w
n
e
r
,

o
f

t
h
e

a
m
o
u
n
t

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

r
e
p
r
e
s
e
n
t
e
d

h
e
r
e
b
y

o
r

e
v
i
d
e
n
c
e

o
f

t
h
e

r
i
g
h
t

t
o

r
e
c
e
i
v
e

t
h
e

s
a
m
e

o
r

(
2
)

t
o

h
a
v
e

s
u
c
h

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

f
o
r
w
a
r
d
e
d

a
t

h
i
s

c
o
s
t

a
n
d

r
i
s
k

t
o

h
i
m

a
t

t
h
e

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
..


T
h
e

w
o
r
d
s

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

w
h
e
r
e
v
e
r

u
s
e
d

i
n

t
h
i
s

R
e
c
e
i
p
t

s
h
a
l
l

m
e
a
n

t
h
e

S
h
a
r
e
s

d
e
p
o
s
i
t
e
d

u
n
d
e
r

t
h
e

a
g
r
e
e
m
e
n
t

c
r
e
a
t
e
d

b
y

t
h
e

R
e
c
e
i
p
t
s

(
a
s

h
e
r
e
i
n
a
f
t
e
r

d
e
f
i
n
e
d
)

(
i
n
c
l
u
d
i
n
g

s
u
c
h

e
v
i
d
e
n
c
e

o
f

t
h
e

r
i
g
h
t

t
o

r
e
c
e
i
v
e

t
h
e

s
a
m
e
)
,

a
n
d

a
n
y

a
n
d

a
l
l

o
t
h
e
r

s
e
c
u
r
i
t
i
e
s
,

c
a
s
h

a
n
d

o
t
h
e
r

p
r
o
p
e
r
t
y

h
e
l
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

i
n

p
l
a
c
e

t
h
e
r
e
o
f

o
r

i
n

a
d
d
i
t
i
o
n

t
h
e
r
e
t
o

a
s

p
r
o
v
i
d
e
d

h
e
r
e
i
n
..


T
h
e

w
o
r
d

O
w
n
e
r

w
h
e
r
e
v
e
r

u
s
e
d

i
n

t
h
i
s

R
e
c
e
i
p
t

s
h
a
l
l

m
e
a
n

t
h
e

n
a
m
e

i
n

w
h
i
c
h

t
h
i
s

R
e
c
e
i
p
t

i
s

r
e
g
i
s
t
e
r
e
d

u
p
o
n

t
h
e

b
o
o
k
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

f
r
o
m

t
i
m
e

t
o

t
i
m
e
..


T
h
e

D
e
p
o
s
i
t
a
r
y
s

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

i
s

l
o
c
a
t
e
d

a
t

a

d
i
f
f
e
r
e
n
t

a
d
d
r
e
s
s

t
h
a
n

i
t
s

p
r
i
n
c
i
p
a
l

e
x
e
c
u
t
i
v
e

o
f
f
i
c
e
..

I
t
s

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

i
s

l
o
c
a
t
e
d

a
t

1
0
1

B
a
r
c
l
a
y

S
t
r
e
e
t
,

N
e
w

Y
o
r
k
,

N
e
w

Y
o
r
k

1
0
2
8
6
,

a
n
d

i
t
s

p
r
i
n
c
i
p
a
l

e
x
e
c
u
t
i
v
e

o
f
f
i
c
e

i
s

l
o
c
a
t
e
d

a
t

O
n
e

W
a
l
l

S
t
r
e
e
t
,

N
e
w

Y
o
r
k
,

N
e
w

Y
o
r
k

1
0
2
8
6
..
             1
..
                    R
E
C
E
I
P
T
S
..
       T
h
i
s

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

R
e
c
e
i
p
t

(
t
h
i
s

R
e
c
e
i
p
t
)

i
s

o
n
e

o
f

a

c
o
n
t
i
n
u
i
n
g

i
s
s
u
e

o
f

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

R
e
c
e
i
p
t
s

(
c
o
l
l
e
c
t
i
v
e
l
y
,

t
h
e

R
e
c
e
i
p
t
s
)
,

a
l
l

e
v
i
d
e
n
c
i
n
g

r
i
g
h
t
s

o
f

l
i
k
e

t
e
n
o
r

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

a
n
d

a
l
l

i
s
s
u
e
d

o
r

t
o

b
e

i
s
s
u
e
d

u
p
o
n

t
h
e

t
e
r
m
s

a
n
d

s
u
b
j
e
c
t

t
o

t
h
e

c
o
n
d
i
t
i
o
n
s

h
e
r
e
i
n

p
r
o
v
i
d
e
d
,

w
h
i
c
h

s
h
a
l
l

g
o
v
e
r
n

t
h
e

c
o
n
t
i
n
u
i
n
g

a
r
r
a
n
g
e
m
e
n
t

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

w
i
t
h

r
e
s
p
e
c
t

t
o

i
n
i
t
i
a
l

d
e
p
o
s
i
t
s

a
s

w
e
l
l

a
s

t
h
e

r
i
g
h
t
s

o
f

h
o
l
d
e
r
s

a
n
d

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s

s
u
b
s
e
q
u
e
n
t

t
o

s
u
c
h

d
e
p
o
s
i
t
s
..
       T
h
e

i
s
s
u
e
r

o
f

t
h
e

R
e
c
e
i
p
t
s

i
s

d
e
e
m
e
d

t
o

b
e

t
h
e

l
e
g
a
l

e
n
t
i
t
y

r
e
s
u
l
t
i
n
g

f
r
o
m

t
h
e

a
g
r
e
e
m
e
n
t

h
e
r
e
i
n

p
r
o
v
i
d
e
d

f
o
r
..
       T
h
e

i
s
s
u
a
n
c
e

o
f

R
e
c
e
i
p
t
s

a
g
a
i
n
s
t

d
e
p
o
s
i
t
s

g
e
n
e
r
a
l
l
y

m
a
y

b
e

s
u
s
p
e
n
d
e
d
,

o
r

t
h
e

i
s
s
u
a
n
c
e

o
f

R
e
c
e
i
p
t
s

a
g
a
i
n
s
t

t
h
e

d
e
p
o
s
i
t

o
f

p
a
r
t
i
c
u
l
a
r

S
h
a
r
e
s

m
a
y

b
e

w
i
t
h
h
e
l
d
,

i
f

s
u
c
h

a
c
t
i
o
n

i
s

d
e
e
m
e
d

n
e
c
e
s
s
a
r
y

o
r

a
d
v
i
s
a
b
l
e

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

a
t

a
n
y

t
i
m
e

a
n
d

f
r
o
m

t
i
m
e

t
o

t
i
m
e

b
e
c
a
u
s
e

o
f

a
n
y

r
e
q
u
i
r
e
m
e
n
t
s

o
f

a
n
y

g
o
v
e
r
n
m
e
n
t

o
r

g
o
v
e
r
n
m
e
n
t
a
l

b
o
d
y

o
r

c
o
m
m
i
s
s
i
o
n

o
r

f
o
r

a
n
y

o
t
h
e
r

r
e
a
s
o
n
..


T
h
e

D
e
p
o
s
i
t
a
r
y

a
s
s
u
m
e
s

n
o

l
i
a
b
i
l
i
t
y

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

v
a
l
i
d
i
t
y

o
r

w
o
r
t
h

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..
             2
..
                    T
R
A
N
S
F
E
R

O
F

R
E
C
E
I
P
T
S
..
       U
n
t
i
l

t
h
e

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

i
n

a
c
c
o
r
d
a
n
c
e

w
i
t
h

t
h
e

t
e
r
m
s

h
e
r
e
o
f
,

t
h
e

D
e
p
o
s
i
t
a
r
y

w
i
l
l

m
a
i
n
t
a
i
n

a
n

o
f
f
i
c
e

i
n

t
h
e

B
o
r
o
u
g
h

o
f

M
a
n
h
a
t
t
a
n
,

T
h
e

C
i
t
y

o
f

N
e
w

Y
o
r
k
,

f
o
r

t
h
e

r
e
g
i
s
t
r
a
t
i
o
n

o
f

R
e
c
e
i
p
t
s

a
n
d

t
r
a
n
s
f
e
r
s

o
f

R
e
c
e
i
p
t
s

w
h
e
r
e

t
h
e

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s

m
a
y
,

d
u
r
i
n
g

r
e
g
u
l
a
r

b
u
s
i
n
e
s
s

h
o
u
r
s
,

i
n
s
p
e
c
t

t
h
e

t
r
a
n
s
f
e
r

b
o
o
k
s

m
a
i
n
t
a
i
n
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

t
h
a
t

l
i
s
t

t
h
e

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s
..


T
h
e

t
r
a
n
s
f
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

i
s

r
e
g
i
s
t
r
a
b
l
e

o
n

t
h
e

b
o
o
k
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

a
t

i
t
s

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

b
y

t
h
e

h
o
l
d
e
r

h
e
r
e
o
f

i
n

p
e
r
s
o
n

o
r

b
y

d
u
l
y

a
u
t
h
o
r
i
z
e
d

a
t
t
o
r
n
e
y
,

u
p
o
n

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

p
r
o
p
e
r
l
y

e
n
d
o
r
s
e
d

f
o
r

t
r
a
n
s
f
e
r

o
r

a
c
c
o
m
p
a
n
i
e
d

b
y

p
r
o
p
e
r

i
n
s
t
r
u
m
e
n
t
s

o
f

t
r
a
n
s
f
e
r

a
n
d

f
u
n
d
s

s
u
f
f
i
c
i
e
n
t

t
o

p
a
y

a
n
y

a
p
p
l
i
c
a
b
l
e

t
r
a
n
s
f
e
r

t
a
x
e
s
,

a
n
d

t
h
e

f
e
e
s

a
n
d

e
x
p
e
n
s
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

a
n
d

u
p
o
n

c
o
m
p
l
i
a
n
c
e

w
i
t
h

s
u
c
h

r
e
g
u
l
a
t
i
o
n
s
,

i
f

a
n
y
,

a
s

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

e
s
t
a
b
l
i
s
h

f
o
r

s
u
c
h

p
u
r
p
o
s
e
..


T
h
i
s

R
e
c
e
i
p
t

m
a
y

b
e

s
p
l
i
t

i
n
t
o

o
t
h
e
r

s
u
c
h

R
e
c
e
i
p
t
s
,

o
r

m
a
y

b
e

c
o
m
b
i
n
e
d

w
i
t
h

o
t
h
e
r

s
u
c
h

R
e
c
e
i
p
t
s

i
n
t
o

o
n
e

R
e
c
e
i
p
t
,

r
e
p
r
e
s
e
n
t
i
n
g

t
h
e

s
a
m
e

a
g
g
r
e
g
a
t
e

n
u
m
b
e
r

o
f

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

a
s

t
h
e

R
e
c
e
i
p
t

o
r

R
e
c
e
i
p
t
s

s
u
r
r
e
n
d
e
r
e
d
..


U
p
o
n

s
u
c
h

s
p
l
i
t

o
r

c
o
m
b
i
n
a
t
i
o
n

n
o
t

i
n
v
o
l
v
i
n
g

a

t
r
a
n
s
f
e
r
,

a

c
h
a
r
g
e

w
i
l
l

b
e

m
a
d
e

a
s

p
r
o
v
i
d
e
d

h
e
r
e
i
n
..


T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

c
l
o
s
e

t
h
e

t
r
a
n
s
f
e
r

b
o
o
k
s

a
t

a
n
y

t
i
m
e

o
r

f
r
o
m

t
i
m
e

t
o

t
i
m
e

w
h
e
n

d
e
e
m
e
d

e
x
p
e
d
i
e
n
t

b
y

i
t

i
n

c
o
n
n
e
c
t
i
o
n

w
i
t
h

t
h
e

p
e
r
f
o
r
m
a
n
c
e

o
f

i
t
s

d
u
t
i
e
s

h
e
r
e
u
n
d
e
r
..
             3
..
                    P
R
O
O
F

O
F

C
I
T
I
Z
E
N
S
H
I
P

O
R

R
E
S
I
D
E
N
C
E
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

r
e
q
u
i
r
e

a
n
y

h
o
l
d
e
r

o
r

O
w
n
e
r

o
f

R
e
c
e
i
p
t
s
,

o
r

a
n
y

p
e
r
s
o
n

p
r
e
s
e
n
t
i
n
g

s
e
c
u
r
i
t
i
e
s

f
o
r

d
e
p
o
s
i
t

a
g
a
i
n
s
t

t
h
e

i
s
s
u
a
n
c
e

o
f

R
e
c
e
i
p
t
s
,

f
r
o
m

t
i
m
e

t
o

t
i
m
e
,

t
o

f
i
l
e

s
u
c
h

p
r
o
o
f

o
f

c
i
t
i
z
e
n
s
h
i
p

o
r

r
e
s
i
d
e
n
c
e

a
n
d

t
o

f
u
r
n
i
s
h

s
u
c
h

o
t
h
e
r

i
n
f
o
r
m
a
t
i
o
n
,

b
y

a
f
f
i
d
a
v
i
t

o
r

o
t
h
e
r
w
i
s
e
,

a
n
d

t
o

e
x
e
c
u
t
e

s
u
c
h

c
e
r
t
i
f
i
c
a
t
e
s

a
n
d

o
t
h
e
r

i
n
s
t
r
u
m
e
n
t
s

a
s

m
a
y

b
e

n
e
c
e
s
s
a
r
y

o
r

p
r
o
p
e
r

t
o

c
o
m
p
l
y

w
i
t
h

a
n
y

l
a
w
s

o
r

r
e
g
u
l
a
t
i
o
n
s

r
e
l
a
t
i
n
g

t
o

t
h
e

i
s
s
u
a
n
c
e

o
r

t
r
a
n
s
f
e
r

o
f

R
e
c
e
i
p
t
s
,

t
h
e

r
e
c
e
i
p
t

o
r

d
i
s
t
r
i
b
u
t
i
o
n

o
f

d
i
v
i
d
e
n
d
s

o
r

o
t
h
e
r

p
r
o
p
e
r
t
y
,

o
r

t
h
e

t
a
x
a
t
i
o
n

t
h
e
r
e
o
f

o
r

o
f

r
e
c
e
i
p
t
s

o
r

d
e
p
o
s
i
t
e
d

s
e
c
u
r
i
t
i
e
s
,

a
n
d

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

w
i
t
h
h
o
l
d

t
h
e

i
s
s
u
a
n
c
e

o
r

r
e
g
i
s
t
r
a
t
i
o
n

o
f

t
r
a
n
s
f
e
r

o
f

a
n
y

R
e
c
e
i
p
t

o
r

p
a
y
m
e
n
t

o
f

s
u
c
h

d
i
v
i
d
e
n
d
s

o
r

d
e
l
i
v
e
r
y

o
f

s
u
c
h

p
r
o
p
e
r
t
y

f
r
o
m

a
n
y

h
o
l
d
e
r
,

O
w
n
e
r

o
r

o
t
h
e
r

p
e
r
s
o
n
,

a
s

t
h
e

c
a
s
e

m
a
y

b
e
,

w
h
o

s
h
a
l
l

f
a
i
l

t
o

f
i
l
e

s
u
c
h

p
r
o
o
f
s
,

c
e
r
t
i
f
i
c
a
t
e
s

o
r

o
t
h
e
r

i
n
s
t
r
u
m
e
n
t
s
..
             4
..
                    T
R
A
N
S
F
E
R
A
B
I
L
I
T
Y
;

R
E
C
O
R
D
-
O
W
N
E
R
S
H
I
P
..
       I
t

i
s

a

c
o
n
d
i
t
i
o
n

o
f

t
h
i
s

R
e
c
e
i
p
t

a
n
d

e
v
e
r
y

s
u
c
c
e
s
s
i
v
e

h
o
l
d
e
r

a
n
d

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

b
y

a
c
c
e
p
t
i
n
g

o
r

h
o
l
d
i
n
g

t
h
e

s
a
m
e

c
o
n
s
e
n
t
s

a
n
d

a
g
r
e
e
s
,

t
h
a
t

t
i
t
l
e

t
o

t
h
i
s

R
e
c
e
i
p
t
,

w
h
e
n

p
r
o
p
e
r
l
y

e
n
d
o
r
s
e
d

o
r

a
c
c
o
m
p
a
n
i
e
d

b
y

p
r
o
p
e
r

i
n
s
t
r
u
m
e
n
t
s

o
f

t
r
a
n
s
f
e
r
,

i
s

t
r
a
n
s
f
e
r
a
b
l
e

b
y

d
e
l
i
v
e
r
y

w
i
t
h

t
h
e

s
a
m
e

e
f
f
e
c
t

a
s

i
n

t
h
e

c
a
s
e

o
f

a

n
e
g
o
t
i
a
b
l
e

i
n
s
t
r
u
m
e
n
t
;

p
r
o
v
i
d
e
d
,

h
o
w
e
v
e
r
,

t
h
a
t

p
r
i
o
r

t
o

t
h
e

d
u
e

p
r
e
s
e
n
t
a
t
i
o
n

o
f

t
h
i
s

R
e
c
e
i
p
t

f
o
r

r
e
g
i
s
t
r
a
t
i
o
n

o
f

t
r
a
n
s
f
e
r

a
s

a
b
o
v
e

p
r
o
v
i
d
e
d
,

a
n
d

s
u
b
j
e
c
t

t
o

t
h
e

p
r
o
v
i
s
i
o
n
s

o
f

A
r
t
i
c
l
e

9

b
e
l
o
w
,

t
h
e

D
e
p
o
s
i
t
a
r
y
,

n
o
t
w
i
t
h
s
t
a
n
d
i
n
g

a
n
y

n
o
t
i
c
e

t
o

t
h
e

c
o
n
t
r
a
r
y
,

m
a
y

t
r
e
a
t

t
h
e

p
e
r
s
o
n

i
n

w
h
o
s
e

n
a
m
e

t
h
i
s

R
e
c
e
i
p
t

i
s

r
e
g
i
s
t
e
r
e
d

o
n

t
h
e

b
o
o
k
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

a
s

t
h
e

a
b
s
o
l
u
t
e

o
w
n
e
r

h
e
r
e
o
f

f
o
r

t
h
e

p
u
r
p
o
s
e

o
f

d
e
t
e
r
m
i
n
i
n
g

t
h
e

p
e
r
s
o
n

e
n
t
i
t
l
e
d

t
o

d
i
s
t
r
i
b
u
t
i
o
n

o
f

d
i
v
i
d
e
n
d
s

a
n
d

f
o
r

a
n
y

o
t
h
e
r

p
u
r
p
o
s
e
..

             5
..
                    T
A
X

L
I
A
B
I
L
I
T
Y
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

n
o
t

b
e

l
i
a
b
l
e

f
o
r

a
n
y

t
a
x
e
s

o
r

g
o
v
e
r
n
m
e
n
t
a
l

o
r

o
t
h
e
r

a
s
s
e
s
s
m
e
n
t
s

o
r

c
h
a
r
g
e
s

t
h
a
t

m
a
y

b
e
c
o
m
e

p
a
y
a
b
l
e

i
n

r
e
s
p
e
c
t

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

b
u
t

a

r
a
t
a
b
l
e

p
a
r
t

o
f

a
n
y

a
n
d

a
l
l

o
f

t
h
e

s
a
m
e
,

w
h
e
t
h
e
r

s
u
c
h

t
a
x
,

a
s
s
e
s
s
m
e
n
t

o
r

c
h
a
r
g
e

b
e
c
o
m
e
s

p
a
y
a
b
l
e

b
y

r
e
a
s
o
n

o
f

a
n
y

p
r
e
s
e
n
t

o
r

f
u
t
u
r
e

l
a
w
,

s
t
a
t
u
t
e
,

c
h
a
r
t
e
r

p
r
o
v
i
s
i
o
n
,

b
y
-
l
a
w
,

r
e
g
u
l
a
t
i
o
n

o
r

o
t
h
e
r
w
i
s
e
,

s
h
a
l
l

b
e

p
a
y
a
b
l
e

b
y

t
h
e

O
w
n
e
r

h
e
r
e
o
f

t
o

t
h
e

D
e
p
o
s
i
t
a
r
y

a
t

a
n
y

t
i
m
e

o
n

r
e
q
u
e
s
t
..


U
p
o
n

t
h
e

f
a
i
l
u
r
e

o
f

t
h
e

h
o
l
d
e
r

o
r

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

t
o

p
a
y

a
n
y

s
u
c
h

a
m
o
u
n
t
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

s
e
l
l

f
o
r

a
c
c
o
u
n
t

o
f

s
u
c
h

O
w
n
e
r

a
n

a
m
o
u
n
t

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

e
q
u
a
l

t
o

a
l
l

o
r

a
n
y

p
a
r
t

o
f

t
h
e

a
m
o
u
n
t

r
e
p
r
e
s
e
n
t
e
d

b
y

t
h
i
s

R
e
c
e
i
p
t
,

a
n
d

m
a
y

a
p
p
l
y

t
h
e

p
r
o
c
e
e
d
s

i
n

p
a
y
m
e
n
t

o
f

s
u
c
h

o
b
l
i
g
a
t
i
o
n
s
,

t
h
e

O
w
n
e
r

h
e
r
e
o
f

r
e
m
a
i
n
i
n
g

l
i
a
b
l
e

f
o
r

a
n
y

d
e
f
i
c
i
e
n
c
y
..
             6
..
                    R
E
P
R
E
S
E
N
T
A
T
I
O
N
S

A
N
D

W
A
R
R
A
N
T
I
E
S
..
       E
v
e
r
y

p
e
r
s
o
n

p
r
e
s
e
n
t
i
n
g

S
h
a
r
e
s

f
o
r

d
e
p
o
s
i
t

s
h
a
l
l

b
e

d
e
e
m
e
d

t
h
e
r
e
b
y

t
o

r
e
p
r
e
s
e
n
t

a
n
d

w
a
r
r
a
n
t

t
h
a
t

s
u
c
h

S
h
a
r
e
s

a
n
d

e
a
c
h

c
e
r
t
i
f
i
c
a
t
e
,

i
f

a
n
y
,

t
h
e
r
e
f
o
r
e

a
r
e

v
a
l
i
d
l
y

i
s
s
u
e
d
,

f
u
l
l
y

p
a
i
d

a
n
d

n
o
n
-
a
s
s
e
s
s
a
b
l
e
,

t
h
a
t

s
u
c
h

S
h
a
r
e
s

w
e
r
e

n
o
t

i
s
s
u
e
d

i
n

v
i
o
l
a
t
i
o
n

o
f

a
n
y

p
r
e
e
m
p
t
i
v
e

o
r

s
i
m
i
l
a
r

r
i
g
h
t
s

o
f

t
h
e

h
o
l
d
e
r
s

o
f

a
n
y

s
e
c
u
r
i
t
i
e
s

a
n
d

t
h
a
t

t
h
e

p
e
r
s
o
n

m
a
k
i
n
g

s
u
c
h

d
e
p
o
s
i
t

i
s

d
u
l
y

a
u
t
h
o
r
i
z
e
d

s
o

t
o

d
o
..


E
v
e
r
y

s
u
c
h

p
e
r
s
o
n

s
h
a
l
l

a
l
s
o

b
e

d
e
e
m
e
d

t
o

r
e
p
r
e
s
e
n
t

t
h
a
t

t
h
e

d
e
p
o
s
i
t

o
f

s
u
c
h

s
e
c
u
r
i
t
i
e
s

a
n
d

t
h
e

s
a
l
e

o
f

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

r
e
p
r
e
s
e
n
t
i
n
g

s
u
c
h

S
h
a
r
e
s

b
y

t
h
a
t

p
e
r
s
o
n

i
n

t
h
e

U
n
i
t
e
d

S
t
a
t
e
s

a
r
e

n
o
t

r
e
s
t
r
i
c
t
e
d

u
n
d
e
r

t
h
e

S
e
c
u
r
i
t
i
e
s

A
c
t

o
f

1
9
3
3
,

a
s

a
m
e
n
d
e
d

(
t
h
e

S
e
c
u
r
i
t
i
e
s

A
c
t

o
f

1
9
3
3
)
..


S
u
c
h

r
e
p
r
e
s
e
n
t
a
t
i
o
n
s

a
n
d

w
a
r
r
a
n
t
i
e
s

s
h
a
l
l

s
u
r
v
i
v
e

t
h
e

d
e
p
o
s
i
t

o
f

s
u
c
h

s
e
c
u
r
i
t
i
e
s

a
n
d

i
s
s
u
a
n
c
e

o
f

R
e
c
e
i
p
t
s
..
       T
h
i
s

R
e
c
e
i
p
t

i
s

i
s
s
u
e
d

s
u
b
j
e
c
t
,

a
n
d

a
l
l

r
i
g
h
t
s

o
f

t
h
e

h
o
l
d
e
r

o
r

O
w
n
e
r

h
e
r
e
o
f

a
r
e

e
x
p
r
e
s
s
l
y

s
u
b
j
e
c
t
,

t
o

t
h
e

t
e
r
m
s

a
n
d

c
o
n
d
i
t
i
o
n
s

s
e
t

f
o
r
t
h

o
n

b
o
t
h

s
i
d
e
s

o
f

t
h
i
s

R
e
c
e
i
p
t
,

a
l
l

o
f

w
h
i
c
h

f
o
r
m

a

p
a
r
t

o
f

t
h
e

a
g
r
e
e
m
e
n
t

e
v
i
d
e
n
c
e
d

i
n

t
h
i
s

R
e
c
e
i
p
t

a
n
d

t
o

a
l
l

o
f

w
h
i
c
h

t
h
e

h
o
l
d
e
r

o
r

O
w
n
e
r

h
e
r
e
o
f

b
y

a
c
c
e
p
t
i
n
g

t
h
i
s

R
e
c
e
i
p
t

c
o
n
s
e
n
t
s
..
             7
..
                    R
E
P
O
R
T
S

O
F

I
S
S
U
E
R

O
F

D
E
P
O
S
I
T
E
D

S
E
C
U
R
I
T
I
E
S
;

V
O
T
I
N
G

R
I
G
H
T
S
..
       A
s

o
f

t
h
e

d
a
t
e

o
f

t
h
e

e
s
t
a
b
l
i
s
h
m
e
n
t

o
f

t
h
e

p
r
o
g
r
a
m

f
o
r

i
s
s
u
a
n
c
e

o
f

R
e
c
e
i
p
t
s

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y
,

t
h
e

D
e
p
o
s
i
t
a
r
y

b
e
l
i
e
v
e
d
,

b
a
s
e
d

o
n

l
i
m
i
t
e
d

i
n
v
e
s
t
i
g
a
t
i
o
n
,

t
h
a
t

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

e
i
t
h
e
r

(
i
)

f
u
r
n
i
s
h
e
d

t
h
e

S
e
c
u
r
i
t
i
e
s

a
n
d

E
x
c
h
a
n
g
e

C
o
m
m
i
s
s
i
o
n

(
t
h
e

C
o
m
m
i
s
s
i
o
n
)

w
i
t
h

c
e
r
t
a
i
n

p
u
b
l
i
c

r
e
p
o
r
t
s

a
n
d

d
o
c
u
m
e
n
t
s

r
e
q
u
i
r
e
d

b
y

f
o
r
e
i
g
n

l
a
w

o
r

o
t
h
e
r
w
i
s
e

o
r

(
i
i
)

p
u
b
l
i
s
h
e
d

i
n
f
o
r
m
a
t
i
o
n

i
n

E
n
g
l
i
s
h

o
n

i
t
s

I
n
t
e
r
n
e
t

w
e
b
s
i
t
e

a
t

h
t
t
p
:
/
/
w
w
w
..
m
e
d
i
c
e
o
-
p
a
l
t
a
c
..
c
o
..
j
p

o
r

a
n
o
t
h
e
r

e
l
e
c
t
r
o
n
i
c

i
n
f
o
r
m
a
t
i
o
n

d
e
l
i
v
e
r
y

s
y
s
t
e
m

g
e
n
e
r
a
l
l
y

a
v
a
i
l
a
b
l
e

t
o

t
h
e

p
u
b
l
i
c

i
n

i
t
s

p
r
i
m
a
r
y

t
r
a
d
i
n
g

m
a
r
k
e
t
,

i
n

e
i
t
h
e
r

c
a
s
e

i
n

c
o
m
p
l
i
a
n
c
e

w
i
t
h

R
u
l
e

1
2
g
3
-
2
(
b
)

u
n
d
e
r

t
h
e

S
e
c
u
r
i
t
i
e
s

a
n
d

E
x
c
h
a
n
g
e

A
c
t

o
f

1
9
3
4

a
s

i
n

e
f
f
e
c
t

a
n
d

a
p
p
l
i
c
a
b
l
e

t
o

t
h
a
t

i
s
s
u
e
r

a
t

t
h
a
t

t
i
m
e
..


H
o
w
e
v
e
r
,

t
h
e

D
e
p
o
s
i
t
a
r
y

d
o
e
s

n
o
t

a
s
s
u
m
e

a
n
y

d
u
t
y

t
o

d
e
t
e
r
m
i
n
e

i
f

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

i
s

c
o
m
p
l
y
i
n
g

w
i
t
h

t
h
e

c
u
r
r
e
n
t

r
e
q
u
i
r
e
m
e
n
t
s

o
f

R
u
l
e

1
2
g
3
-
2
(
b
)

o
r

t
o

t
a
k
e

a
n
y

a
c
t
i
o
n

i
f

t
h
a
t

i
s
s
u
e
r

i
s

n
o
t

c
o
m
p
l
y
i
n
g

w
i
t
h

t
h
o
s
e

r
e
q
u
i
r
e
m
e
n
t
s
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

b
e

u
n
d
e
r

n
o

o
b
l
i
g
a
t
i
o
n

t
o

g
i
v
e

n
o
t
i
c
e

t
o

t
h
e

h
o
l
d
e
r

o
r

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

o
f

a
n
y

m
e
e
t
i
n
g

o
f

s
h
a
r
e
h
o
l
d
e
r
s

o
r

o
f

a
n
y

r
e
p
o
r
t

o
f

o
r

c
o
m
m
u
n
i
c
a
t
i
o
n

f
r
o
m

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

o
r

o
f

a
n
y

o
t
h
e
r

m
a
t
t
e
r

c
o
n
c
e
r
n
i
n
g

t
h
e

a
f
f
a
i
r
s

o
f

s
u
c
h

i
s
s
u
e
r
,

e
x
c
e
p
t

a
s

h
e
r
e
i
n

e
x
p
r
e
s
s
l
y

p
r
o
v
i
d
e
d
..


T
h
e

D
e
p
o
s
i
t
a
r
y

u
n
d
e
r
t
a
k
e
s

t
o

m
a
k
e

a
v
a
i
l
a
b
l
e

f
o
r

i
n
s
p
e
c
t
i
o
n

b
y

h
o
l
d
e
r
s

a
n
d

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s

a
t

i
t
s

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e
,

a
n
y

r
e
p
o
r
t
s

a
n
d

c
o
m
m
u
n
i
c
a
t
i
o
n

r
e
c
e
i
v
e
d

f
r
o
m

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

t
h
a
t

a
r
e

b
o
t
h

(
i
)

r
e
c
e
i
v
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

a
s

t
h
e

h
o
l
d
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
n
d

(
i
i
)

m
a
d
e

g
e
n
e
r
a
l
l
y

a
v
a
i
l
a
b
l
e

t
o

t
h
e

h
o
l
d
e
r
s

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

b
y

t
h
e

i
s
s
u
e
r

t
h
e
r
e
o
f
..


S
u
c
h

r
e
p
o
r
t
s

a
n
d

c
o
m
m
u
n
i
c
a
t
i
o
n
s

w
i
l
l

b
e

a
v
a
i
l
a
b
l
e

i
n

t
h
e

l
a
n
g
u
a
g
e

i
n

w
h
i
c
h

t
h
e
y

w
e
r
e

r
e
c
e
i
v
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

f
r
o
m

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

e
x
c
e
p
t

t
o

t
h
e

e
x
t
e
n
t
,

i
f

a
n
y
,

t
h
a
t

t
h
e

D
e
p
o
s
i
t
a
r
y

i
n

i
t
s

s
o
l
e

d
i
s
c
r
e
t
i
o
n

e
l
e
c
t
s

t
o

b
o
t
h

(
i
)

t
r
a
n
s
l
a
t
e

i
n
t
o

E
n
g
l
i
s
h

a
n
y

o
f

s
u
c
h

r
e
p
o
r
t
s

o
r

c
o
m
m
u
n
i
c
a
t
i
o
n
s

t
h
a
t

w
e
r
e

n
o
t

i
n

E
n
g
l
i
s
h

w
h
e
n

r
e
c
e
i
v
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

a
n
d

(
i
i
)

m
a
k
e

s
u
c
h

t
r
a
n
s
l
a
t
i
o
n
s
,

i
f

a
n
y
,

a
v
a
i
l
a
b
l
e

f
o
r

i
n
s
p
e
c
t
i
o
n

b
y

h
o
l
d
e
r
s

a
n
d

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

h
a
s

n
o

o
b
l
i
g
a
t
i
o
n

o
f

a
n
y

k
i
n
d

t
o

t
r
a
n
s
l
a
t
e

a
n
y

o
f

s
u
c
h

r
e
p
o
r
t
s

o
r

c
o
m
m
u
n
i
c
a
t
i
o
n
s

o
r

t
o

m
a
k
e

s
u
c
h

t
r
a
n
s
l
a
t
i
o
n
,

i
f

a
n
y
,

a
v
a
i
l
a
b
l
e

f
o
r

s
u
c
h

i
n
s
p
e
c
t
i
o
n
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y
,

i
n

i
t
s

d
i
s
c
r
e
t
i
o
n
,

e
x
e
r
c
i
s
e
,

i
n

a
n
y

m
a
n
n
e
r
,

o
r

n
o
t

e
x
e
r
c
i
s
e
,

a
n
y

a
n
d

a
l
l

v
o
t
i
n
g

r
i
g
h
t
s

t
h
a
t

m
a
y

e
x
i
s
t

i
n

r
e
s
p
e
c
t

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y
,

b
u
t

a
s
s
u
m
e
s

n
o

o
b
l
i
g
a
t
i
o
n

t
o
,

n
o
t
i
f
y

O
w
n
e
r
s

o
f

a
n

u
p
c
o
m
i
n
g

m
e
e
t
i
n
g

o
f

h
o
l
d
e
r
s

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

o
r

s
o
l
i
c
i
t

i
n
s
t
r
u
c
t
i
o
n
s

f
r
o
m

O
w
n
e
r
s

a
s

t
o

t
h
e

e
x
e
r
c
i
s
e

o
f

a
n
y

v
o
t
i
n
g

r
i
g
h
t
s

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..

U
p
o
n

t
h
e

w
r
i
t
t
e
n

r
e
q
u
e
s
t

o
f

t
h
e

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

a
n
d

p
a
y
m
e
n
t

t
o

i
t

o
f

a
n
y

e
x
p
e
n
s
e

i
n
v
o
l
v
e
d
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y
,

i
n

i
t
s

s
o
l
e

d
i
s
c
r
e
t
i
o
n
,

b
u
t

a
s
s
u
m
e
s

n
o

o
b
l
i
g
a
t
i
o
n

t
o
,

e
x
e
r
c
i
s
e

a
n
y

v
o
t
i
n
g

r
i
g
h
t
s

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

a
m
o
u
n
t

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

r
e
p
r
e
s
e
n
t
e
d

b
y

t
h
e

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

e
v
i
d
e
n
c
e
d

b
y

t
h
i
s

R
e
c
e
i
p
t

i
n

a
c
c
o
r
d
a
n
c
e

w
i
t
h

t
h
a
t

r
e
q
u
e
s
t
..
             8
..
                    D
I
S
T
R
I
B
U
T
I
O
N
S
..
       U
n
t
i
l

t
h
e

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t
,

t
h
e

D
e
p
o
s
i
t
a
r
y

(
a
)

s
h
a
l
l

d
i
s
t
r
i
b
u
t
e

o
r

o
t
h
e
r
w
i
s
e

m
a
k
e

a
v
a
i
l
a
b
l
e

t
o

t
h
e

O
w
n
e
r

h
e
r
e
o
f
,

a
t

a

t
i
m
e

a
n
d

i
n

s
u
c
h

m
a
n
n
e
r

a
s

i
t

s
h
a
l
l

d
e
t
e
r
m
i
n
e
,

a
n
y

d
i
s
t
r
i
b
u
t
i
o
n
s

o
f

c
a
s
h
,

S
h
a
r
e
s

o
r

o
t
h
e
r

s
e
c
u
r
i
t
i
e
s

o
r

p
r
o
p
e
r
t
y

(
o
t
h
e
r

t
h
a
n

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
)

a
n
d

(
b
)

m
a
y

d
i
s
t
r
i
b
u
t
e

o
r

o
t
h
e
r
w
i
s
e

m
a
k
e

a
v
a
i
l
a
b
l
e

t
o

t
h
e

O
w
n
e
r

h
e
r
e
o
f
,

a
t

a

t
i
m
e

a
n
d

i
n

s
u
c
h

m
a
n
n
e
r

a
s

i
t

s
h
a
l
l

d
e
t
e
r
m
i
n
e
,

a
n
y

d
i
s
t
r
i
b
u
t
i
o
n
s

o
f

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
,

i
n

e
a
c
h

c
a
s
e

r
e
c
e
i
v
e
d

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

a
m
o
u
n
t

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

r
e
p
r
e
s
e
n
t
e
d

h
e
r
e
b
y
,

a
f
t
e
r

d
e
d
u
c
t
i
o
n
,

o
r

u
p
o
n

p
a
y
m
e
n
t

o
f

t
h
e

f
e
e
s

a
n
d

e
x
p
e
n
s
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

d
e
s
c
r
i
b
e
d

i
n

A
r
t
i
c
l
e

1
3

b
e
l
o
w
,

a
n
d

t
h
e

w
i
t
h
h
o
l
d
i
n
g

o
f

a
n
y

t
a
x
e
s

i
n

r
e
s
p
e
c
t

t
h
e
r
e
o
f
;

p
r
o
v
i
d
e
d
,

h
o
w
e
v
e
r
,

t
h
a
t

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

n
o
t

m
a
k
e

a
n
y

d
i
s
t
r
i
b
u
t
i
o
n

f
o
r

w
h
i
c
h

i
t

h
a
s

n
o
t

r
e
c
e
i
v
e
d

s
a
t
i
s
f
a
c
t
o
r
y

a
s
s
u
r
a
n
c
e
s
,

w
h
i
c
h

m
a
y

b
e

a
n

o
p
i
n
i
o
n

o
f

U
n
i
t
e
d

S
t
a
t
e
s

c
o
u
n
s
e
l
,

t
h
a
t

t
h
e

d
i
s
t
r
i
b
u
t
i
o
n

i
s

r
e
g
i
s
t
e
r
e
d

u
n
d
e
r
,

o
r

i
s

e
x
e
m
p
t

f
r
o
m

o
r

n
o
t

s
u
b
j
e
c
t

t
o

t
h
e

r
e
g
i
s
t
r
a
t
i
o
n

r
e
q
u
i
r
e
m
e
n
t
s

o
f
,

t
h
e

S
e
c
u
r
i
t
i
e
s

A
c
t

o
f

1
9
3
3

o
r

a
n
y

o
t
h
e
r

a
p
p
l
i
c
a
b
l
e

l
a
w
..


I
f

t
h
e

D
e
p
o
s
i
t
a
r
y

i
s

n
o
t

o
b
l
i
g
a
t
e
d
,

u
n
d
e
r

t
h
e

p
r
e
c
e
d
i
n
g

s
e
n
t
e
n
c
e
,

t
o

d
i
s
t
r
i
b
u
t
e

o
r

m
a
k
e

a
v
a
i
l
a
b
l
e

a

d
i
s
t
r
i
b
u
t
i
o
n

u
n
d
e
r

t
h
e

p
r
e
c
e
d
i
n
g

s
e
n
t
e
n
c
e
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

s
e
l
l

s
u
c
h

S
h
a
r
e
s
,

o
t
h
e
r

s
e
c
u
r
i
t
i
e
s
,

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
,

s
e
c
u
r
i
t
i
e
s

o
r

o
t
h
e
r

p
r
o
p
e
r
t
y
,

a
n
d

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

d
i
s
t
r
i
b
u
t
e

t
h
e

n
e
t

p
r
o
c
e
e
d
s

o
f

a

s
a
l
e

o
f

t
h
a
t

k
i
n
d

t
o

t
h
e

O
w
n
e
r
s

e
n
t
i
t
l
e
d

t
o

t
h
e
m
,

a
f
t
e
r

d
e
d
u
c
t
i
o
n

o
r

u
p
o
n

p
a
y
m
e
n
t

o
f

t
h
e

f
e
e
s

a
n
d

e
x
p
e
n
s
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

d
e
s
c
r
i
b
e
d

i
n

A
r
t
i
c
l
e

1
3

b
e
l
o
w

a
n
d

t
h
e

w
i
t
h
h
o
l
d
i
n
g

o
f

a
n
y

t
a
x
e
s

i
n

r
e
s
p
e
c
t

t
h
e
r
e
o
f
..


I
n

l
i
e
u

o
f

d
i
s
t
r
i
b
u
t
i
n
g

f
r
a
c
t
i
o
n
a
l

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

f
o
r

d
i
s
t
r
i
b
u
t
e
d

S
h
a
r
e
s

o
r

o
t
h
e
r

f
r
a
c
t
i
o
n
a
l

s
e
c
u
r
i
t
i
e
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y
,

i
n

i
t
s

d
i
s
c
r
e
t
i
o
n
,

s
e
l
l

t
h
e

a
m
o
u
n
t

o
f

s
e
c
u
r
i
t
i
e
s

o
r

p
r
o
p
e
r
t
y

e
q
u
a
l

t
o

t
h
e

a
g
g
r
e
g
a
t
e

o
f

t
h
o
s
e

f
r
a
c
t
i
o
n
s
..


I
n

t
h
e

c
a
s
e

o
f

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y
,

i
n

i
t
s

d
i
s
c
r
e
t
i
o
n
,

i
s
s
u
e

w
a
r
r
a
n
t
s

f
o
r

s
u
c
h

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s

a
n
d
/
o
r

s
e
e
k

i
n
s
t
r
u
c
t
i
o
n
s

f
r
o
m

t
h
e

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

a
s

t
o

t
h
e

d
i
s
p
o
s
i
t
i
o
n

t
o

b
e

m
a
d
e

o
f

s
u
c
h

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
..


I
f

t
h
e

D
e
p
o
s
i
t
a
r
y

d
o
e
s

n
o
t

d
i
s
t
r
i
b
u
t
e

o
r

m
a
k
e

a
v
a
i
l
a
b
l
e

t
o

O
w
n
e
r
s

o
r

s
e
l
l

d
i
s
t
r
i
b
u
t
e
d

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

a
l
l
o
w

t
h
o
s
e

r
i
g
h
t
s

t
o

l
a
p
s
e
..


S
a
l
e
s

o
f

s
u
b
s
c
r
i
p
t
i
o
n

o
r

o
t
h
e
r

r
i
g
h
t
s
,

s
e
c
u
r
i
t
i
e
s

o
r

o
t
h
e
r

p
r
o
p
e
r
t
y

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

b
e

m
a
d
e

a
t

s
u
c
h

t
i
m
e

a
n
d

i
n

s
u
c
h

m
a
n
n
e
r

a
s

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

d
e
e
m

a
d
v
i
s
a
b
l
e
..
       I
f

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

f
i
n
d

i
n

i
t
s

o
p
i
n
i
o
n

t
h
a
t

a
n
y

c
a
s
h

d
i
s
t
r
i
b
u
t
i
o
n

i
s

n
o
t

c
o
n
v
e
r
t
i
b
l
e

i
n

i
t
s

e
n
t
i
r
e
t
y

o
r

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

O
w
n
e
r
s

o
f

a

p
o
r
t
i
o
n

o
f

t
h
e

R
e
c
e
i
p
t
s
,

o
n

a

r
e
a
s
o
n
a
b
l
e

b
a
s
i
s

i
n
t
o

U
..
S
..

D
o
l
l
a
r
s

a
v
a
i
l
a
b
l
e

t
o

i
t

i
n

t
h
e

C
i
t
y

o
f

N
e
w

Y
o
r
k
,

o
r

i
f

a
n
y

r
e
q
u
i
r
e
d

a
p
p
r
o
v
a
l

o
r

l
i
c
e
n
s
e

o
f

a
n
y

g
o
v
e
r
n
m
e
n
t

o
r

a
g
e
n
c
y

f
o
r

s
u
c
h

c
o
n
v
e
r
s
i
o
n

i
s

d
e
n
i
e
d

o
r

i
s

n
o
t

o
b
t
a
i
n
a
b
l
e

w
i
t
h
i
n

a

r
e
a
s
o
n
a
b
l
e

p
e
r
i
o
d
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

i
n

i
t
s

d
i
s
c
r
e
t
i
o
n

m
a
k
e

s
u
c
h

c
o
n
v
e
r
s
i
o
n

a
n
d

d
i
s
t
r
i
b
u
t
i
o
n

i
n

U
..
S
..

D
o
l
l
a
r
s

t
o

t
h
e

e
x
t
e
n
t

p
o
s
s
i
b
l
e
,

a
t

s
u
c
h

t
i
m
e

a
n
d

r
a
t
e
s

o
f

c
o
n
v
e
r
s
i
o
n

a
s

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

d
e
e
m

a
p
p
r
o
p
r
i
a
t
e
,

t
o

t
h
e

O
w
n
e
r
s

e
n
t
i
t
l
e
d

t
h
e
r
e
t
o

a
n
d

s
h
a
l
l

w
i
t
h

r
e
s
p
e
c
t

t
o

a
n
y

s
u
c
h

c
u
r
r
e
n
c
y

n
o
t

c
o
n
v
e
r
t
e
d

o
r

c
o
n
v
e
r
t
i
b
l
e

e
i
t
h
e
r

(
i
)

d
i
s
t
r
i
b
u
t
e

s
u
c
h

f
o
r
e
i
g
n

c
u
r
r
e
n
c
y

t
o

t
h
e

h
o
l
d
e
r
s

e
n
t
i
t
l
e
d

t
h
e
r
e
t
o

o
r

(
i
i
)

h
o
l
d

s
u
c
h

c
u
r
r
e
n
c
y

f
o
r

t
h
e

r
e
s
p
e
c
t
i
v
e

a
c
c
o
u
n
t
s

o
f

s
u
c
h

O
w
n
e
r
s

u
n
i
n
v
e
s
t
e
d

a
n
d

w
i
t
h
o
u
t

l
i
a
b
i
l
i
t
y

f
o
r

i
n
t
e
r
e
s
t

t
h
e
r
e
o
n
,

i
n

w
h
i
c
h

c
a
s
e

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

d
i
s
t
r
i
b
u
t
e

a
p
p
r
o
p
r
i
a
t
e

w
a
r
r
a
n
t
s

o
r

o
t
h
e
r

i
n
s
t
r
u
m
e
n
t
s

e
v
i
d
e
n
c
i
n
g

r
i
g
h
t
s

t
o

r
e
c
e
i
v
e

s
u
c
h

f
o
r
e
i
g
n

c
u
r
r
e
n
c
y
..
             9
..
                    R
E
C
O
R
D

D
A
T
E
S

E
S
T
A
B
L
I
S
H
E
D

B
Y

D
E
P
O
S
I
T
A
R
Y
..
       W
h
e
n
e
v
e
r

a
n
y

c
a
s
h

d
i
v
i
d
e
n
d

o
r

o
t
h
e
r

c
a
s
h

d
i
s
t
r
i
b
u
t
i
o
n

s
h
a
l
l

b
e
c
o
m
e

p
a
y
a
b
l
e

o
r

a
n
y

d
i
s
t
r
i
b
u
t
i
o
n

o
t
h
e
r

t
h
a
n

c
a
s
h

s
h
a
l
l

b
e

m
a
d
e
,

o
r

w
h
e
n
e
v
e
r

r
i
g
h
t
s

s
h
a
l
l

b
e

o
f
f
e
r
e
d
,

w
i
t
h

r
e
s
p
e
c
t

t
o

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

o
r

w
h
e
n
e
v
e
r

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

r
e
c
e
i
v
e

n
o
t
i
c
e

o
f

a
n
y

m
e
e
t
i
n
g

o
f

O
w
n
e
r
s

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

o
r

w
h
e
n
e
v
e
r

i
t

i
s

n
e
c
e
s
s
a
r
y

o
r

d
e
s
i
r
a
b
l
e

t
o

d
e
t
e
r
m
i
n
e

t
h
e

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

w
i
l
l

f
i
x

a

r
e
c
o
r
d

d
a
t
e

f
o
r

t
h
e

d
e
t
e
r
m
i
n
a
t
i
o
n

o
f

t
h
e

O
w
n
e
r
s

g
e
n
e
r
a
l
l
y

o
r

t
h
e

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s

w
h
o

s
h
a
l
l

b
e

e
n
t
i
t
l
e
d

t
o

r
e
c
e
i
v
e

s
u
c
h

d
i
v
i
d
e
n
d
,

d
i
s
t
r
i
b
u
t
i
o
n

o
r

r
i
g
h
t
s
,

o
r

t
h
e

n
e
t

p
r
o
c
e
e
d
s

o
f

t
h
e

s
a
l
e

t
h
e
r
e
o
f
,

t
o

g
i
v
e

i
n
s
t
r
u
c
t
i
o
n
s

f
o
r

t
h
e

e
x
e
r
c
i
s
e

o
f

v
o
t
i
n
g

r
i
g
h
t
s

a
t

a
n
y

s
u
c
h

m
e
e
t
i
n
g

o
r

r
e
s
p
o
n
s
i
b
l
e

f
o
r

a
n
y

o
t
h
e
r

p
u
r
p
o
s
e

f
o
r

w
h
i
c
h

t
h
e

r
e
c
o
r
d

d
a
t
e

w
a
s

s
e
t
..


             1
0
..
                    C
H
A
N
G
E
S

A
F
F
E
C
T
I
N
G

D
E
P
O
S
I
T
E
D

S
E
C
U
R
I
T
I
E
S
..
       U
p
o
n

(
i
)

a
n
y

c
h
a
n
g
e

i
n

n
o
m
i
n
a
l

v
a
l
u
e

o
r

a
n
y

s
u
b
d
i
v
i
s
i
o
n
,

c
o
m
b
i
n
a
t
i
o
n

o
r

a
n
y

o
t
h
e
r

r
e
c
l
a
s
s
i
f
i
c
a
t
i
o
n

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

o
r

(
i
i
)

a
n
y

r
e
c
a
p
i
t
a
l
i
z
a
t
i
o
n
,

r
e
o
r
g
a
n
i
z
a
t
i
o
n
,

s
a
l
e

o
f

a
s
s
e
t
s

s
u
b
s
t
a
n
t
i
a
l
l
y

a
s

a
n

e
n
t
i
r
e
t
y
,

m
e
r
g
e
r

o
r

c
o
n
s
o
l
i
d
a
t
i
o
n

a
f
f
e
c
t
i
n
g

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

o
r

t
o

w
h
i
c
h

i
t

i
s

a

p
a
r
t
y
,

o
r

(
i
i
i
)

t
h
e

r
e
d
e
m
p
t
i
o
n

b
y

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
t

a
n
y

t
i
m
e

o
f

a
n
y

o
r

a
l
l

o
f

s
u
c
h

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

(
p
r
o
v
i
d
e
d

t
h
e

s
a
m
e

a
r
e

s
u
b
j
e
c
t

t
o

r
e
d
e
m
p
t
i
o
n
)
,

t
h
e
n

a
n
d

i
n

a
n
y

s
u
c
h

c
a
s
e

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

h
a
v
e

t
h
e

r
i
g
h
t

t
o

e
x
c
h
a
n
g
e

o
r

s
u
r
r
e
n
d
e
r

s
u
c
h

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
n
d

a
c
c
e
p
t

a
n
d

h
o
l
d

h
e
r
e
u
n
d
e
r

i
n

l
i
e
u

t
h
e
r
e
o
f


o
t
h
e
r

s
h
a
r
e
s
,

s
e
c
u
r
i
t
i
e
s
,

c
a
s
h

o
r

p
r
o
p
e
r
t
y

t
o

b
e

i
s
s
u
e
d

o
r

d
e
l
i
v
e
r
e
d

i
n

l
i
e
u

o
f

o
r

i
n

e
x
c
h
a
n
g
e

f
o
r
,

o
r

d
i
s
t
r
i
b
u
t
e
d

o
r

p
a
i
d

w
i
t
h

r
e
s
p
e
c
t

t
o
,

s
u
c
h

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..


U
p
o
n

a
n
y

s
u
c
h

e
x
c
h
a
n
g
e

o
r

s
u
r
r
e
n
d
e
r
,

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

h
a
v
e

t
h
e

r
i
g
h
t
,

i
n

i
t
s

d
i
s
c
r
e
t
i
o
n
,

t
o

c
a
l
l

f
o
r

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

i
n

e
x
c
h
a
n
g
e

(
u
p
o
n

p
a
y
m
e
n
t

o
f

f
e
e
s

a
n
d

e
x
p
e
n
s
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
)

f
o
r

o
n
e

o
r

m
o
r
e

n
e
w

R
e
c
e
i
p
t
s

o
f

t
h
e

s
a
m
e

f
o
r
m

a
n
d

t
e
n
o
r

a
s

t
h
i
s

R
e
c
e
i
p
t
,

b
u
t

d
e
s
c
r
i
b
i
n
g

t
h
e

s
u
b
s
t
i
t
u
t
e
d

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..


I
n

a
n
y

s
u
c
h

c
a
s
e

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

h
a
v
e

t
h
e

r
i
g
h
t

t
o

f
i
x

a

d
a
t
e

a
f
t
e
r

w
h
i
c
h

t
h
i
s

R
e
c
e
i
p
t

s
h
a
l
l

o
n
l
y

e
n
t
i
t
l
e

t
h
e

O
w
n
e
r

t
o

r
e
c
e
i
v
e

s
u
c
h

n
e
w

R
e
c
e
i
p
t

o
r

R
e
c
e
i
p
t
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

m
a
i
l

n
o
t
i
c
e

o
f

a
n
y

r
e
d
e
m
p
t
i
o
n

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

t
o

t
h
e

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s
,

p
r
o
v
i
d
e
d

t
h
a
t

i
n

t
h
e

c
a
s
e

o
f

a
n
y

r
e
d
e
m
p
t
i
o
n

o
f

l
e
s
s

t
h
a
n

a
l
l

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

s
e
l
e
c
t

i
n

s
u
c
h

m
a
n
n
e
r

a
s

i
t

s
h
a
l
l

d
e
t
e
r
m
i
n
e

a
n

e
q
u
i
v
a
l
e
n
t

n
u
m
b
e
r

o
f

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

t
o

b
e

r
e
d
e
e
m
e
d

a
n
d

s
h
a
l
l

m
a
i
l

n
o
t
i
c
e

o
f

r
e
d
e
m
p
t
i
o
n

o
n
l
y

t
o

t
h
e

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s

e
v
i
d
e
n
c
i
n
g

t
h
o
s
e

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s
..


T
h
e

s
o
l
e

r
i
g
h
t

o
f

t
h
e

O
w
n
e
r
s

o
f

R
e
c
e
i
p
t
s

e
v
i
d
e
n
c
i
n
g

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

d
e
s
i
g
n
a
t
e
d

f
o
r

r
e
d
e
m
p
t
i
o
n

a
f
t
e
r

t
h
e

m
a
i
l
i
n
g

o
f

s
u
c
h

n
o
t
i
c
e

o
f

r
e
d
e
m
p
t
i
o
n

s
h
a
l
l

b
e

t
o

r
e
c
e
i
v
e

t
h
e

c
a
s
h
,

r
i
g
h
t
s

a
n
d

o
t
h
e
r

p
r
o
p
e
r
t
y

a
p
p
l
i
c
a
b
l
e

t
o

t
h
e

s
a
m
e
,

u
p
o
n

s
u
r
r
e
n
d
e
r

t
o

t
h
e

D
e
p
o
s
i
t
a
r
y

(
a
n
d

u
p
o
n

p
a
y
m
e
n
t

o
f

i
t
s

f
e
e
s

a
n
d

e
x
p
e
n
s
e
s
)

o
f

t
h
e

R
e
c
e
i
p
t
s

e
v
i
d
e
n
c
i
n
g

s
u
c
h

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s
..
             1
1
..
                    L
I
A
B
I
L
I
T
Y

O
F

D
E
P
O
S
I
T
A
R
Y
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

n
o
t

i
n
c
u
r

a
n
y

l
i
a
b
i
l
i
t
y

t
o

a
n
y

h
o
l
d
e
r

o
r

O
w
n
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

(
i
)

i
f

b
y

r
e
a
s
o
n

o
f

a
n
y

p
r
o
v
i
s
i
o
n
s

o
f

a
n
y

p
r
e
s
e
n
t

o
r

f
u
t
u
r
e

l
a
w

o
f

t
h
e

U
n
i
t
e
d

S
t
a
t
e
s

o
f

A
m
e
r
i
c
a
,

a
n
y

s
t
a
t
e

t
h
e
r
e
o
f
,

o
r

o
f

a
n
y

o
t
h
e
r

c
o
u
n
t
r
y
,

o
r

o
f

a
n
y

g
o
v
e
r
n
m
e
n
t
a
l

o
r

r
e
g
u
l
a
t
o
r
y

a
u
t
h
o
r
i
t
y
,

o
r

b
y

r
e
a
s
o
n

o
f

a
n
y

p
r
o
v
i
s
i
o
n
,

p
r
e
s
e
n
t

o
r

f
u
t
u
r
e
,

o
f

t
h
e

c
h
a
r
t
e
r

o
r

a
r
t
i
c
l
e
s

o
f

a
s
s
o
c
i
a
t
i
o
n

o
r

s
i
m
i
l
a
r

g
o
v
e
r
n
i
n
g

d
o
c
u
m
e
n
t

o
f

t
h
e

i
s
s
u
e
r

o
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

b
e

p
r
e
v
e
n
t
e
d
,

d
e
l
a
y
e
d

o
r

f
o
r
b
i
d
d
e
n

f
r
o
m

o
r

s
u
b
j
e
c
t
e
d

t
o

a
n
y

c
i
v
i
l

o
r

c
r
i
m
i
n
a
l

p
e
n
a
l
t
y

o
r

e
x
t
r
a
o
r
d
i
n
a
r
y

e
x
p
e
n
s
e
s

o
n

a
c
c
o
u
n
t

o
f

d
o
i
n
g

o
r

p
e
r
f
o
r
m
i
n
g

a
n
y

a
c
t

o
r

t
h
i
n
g

w
h
i
c
h

b
y

t
h
e

t
e
r
m
s

h
e
r
e
o
f

i
t

i
s

p
r
o
v
i
d
e
d

s
h
a
l
l

b
e

d
o
n
e

o
r

p
e
r
f
o
r
m
e
d
,

(
i
i
)

b
y

r
e
a
s
o
n

o
f

a
n
y

n
o
n

p
e
r
f
o
r
m
a
n
c
e

o
r

d
e
l
a
y
,

c
a
u
s
e
d

a
s

s
p
e
c
i
f
i
e
d

i
n

c
l
a
u
s
e

(
i
)

a
b
o
v
e
,

i
n

t
h
e

p
e
r
f
o
r
m
a
n
c
e

o
f

a
n
y

a
c
t

o
r

t
h
i
n
g

w
h
i
c
h

b
y

t
h
e

t
e
r
m
s

o
f

t
h
i
s

R
e
c
e
i
p
t

i
t

i
s

p
r
o
v
i
d
e
d

s
h
a
l
l

o
r

m
a
y

b
e

d
o
n
e

o
r

p
e
r
f
o
r
m
e
d
,

(
i
i
i
)

b
y

r
e
a
s
o
n

o
f

a
n
y

e
x
e
r
c
i
s
e

o
f
,

o
r

f
a
i
l
u
r
e

t
o

e
x
e
r
c
i
s
e
,

a
n
y

d
i
s
c
r
e
t
i
o
n

p
r
o
v
i
d
e
d

f
o
r

h
e
r
e
i
n
,

(
i
v
)

f
o
r

t
h
e

i
n
a
b
i
l
i
t
y

o
f

a
n
y

O
w
n
e
r

o
r

h
o
l
d
e
r

t
o

b
e
n
e
f
i
t

f
r
o
m

a
n
y

d
i
s
t
r
i
b
u
t
i
o
n
,

o
f
f
e
r
i
n
g
,

r
i
g
h
t

o
r

o
t
h
e
r

b
e
n
e
f
i
t

w
h
i
c
h

i
s

m
a
d
e

a
v
a
i
l
a
b
l
e

t
o

h
o
l
d
e
r
s

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

b
u
t

i
s

n
o
t

m
a
d
e

a
v
a
i
l
a
b
l
e

t
o

O
w
n
e
r
s

o
r

h
o
l
d
e
r
s
,

(
v
)

f
o
r

a
n
y

s
p
e
c
i
a
l
,

c
o
n
s
e
q
u
e
n
t
i
a
l

o
r

p
u
n
i
t
i
v
e

d
a
m
a
g
e
s

f
o
r

a
n
y

b
r
e
a
c
h

o
f

t
h
e

t
e
r
m
s

o
f

t
h
i
s

R
e
c
e
i
p
t

o
r

(
v
i
)

a
r
i
s
i
n
g

o
u
t

o
f

a
n
y

a
c
t

o
f

G
o
d
,

t
e
r
r
o
r
i
s
m

o
r

w
a
r

o
r

a
n
y

o
t
h
e
r

c
i
r
c
u
m
s
t
a
n
c
e
s

b
e
y
o
n
d

i
t
s

c
o
n
t
r
o
l
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

n
o
t

b
e

r
e
s
p
o
n
s
i
b
l
e

f
o
r

a
n
y

f
a
i
l
u
r
e

t
o

c
a
r
r
y

o
u
t

a
n
y

r
e
q
u
e
s
t
s

t
o

v
o
t
e

a
n
y

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

o
r

f
o
r

t
h
e

m
a
n
n
e
r

o
r

e
f
f
e
c
t

o
f

a
n
y

v
o
t
e

t
h
a
t

i
s

c
a
s
t

e
i
t
h
e
r

w
i
t
h

o
r

w
i
t
h
o
u
t

t
h
e

r
e
q
u
e
s
t

o
f

a
n
y

O
w
n
e
r
,

o
r

f
o
r

n
o
t

e
x
e
r
c
i
s
i
n
g

a
n
y

r
i
g
h
t

t
o

v
o
t
e

a
n
y

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

d
o
e
s

n
o
t

a
s
s
u
m
e

a
n
y

o
b
l
i
g
a
t
i
o
n

a
n
d

s
h
a
l
l

n
o
t

b
e

s
u
b
j
e
c
t

t
o

a
n
y

l
i
a
b
i
l
i
t
y

t
o

h
o
l
d
e
r
s

o
r

O
w
n
e
r
s

h
e
r
e
u
n
d
e
r

o
t
h
e
r

t
h
a
n

a
g
r
e
e
i
n
g

t
o

a
c
t

w
i
t
h
o
u
t

n
e
g
l
i
g
e
n
c
e

o
r

b
a
d

f
a
i
t
h

i
n

t
h
e

p
e
r
f
o
r
m
a
n
c
e

o
f

s
u
c
h

d
u
t
i
e
s

a
s

a
r
e

s
p
e
c
i
f
i
c
a
l
l
y

s
e
t

f
o
r
t
h

h
e
r
e
i
n
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

b
e

u
n
d
e
r

n
o

o
b
l
i
g
a
t
i
o
n

t
o

a
p
p
e
a
r

i
n
,

p
r
o
s
e
c
u
t
e

o
r

d
e
f
e
n
d
,

a
n
y

a
c
t
i
o
n
,

s
u
i
t

o
r

o
t
h
e
r

p
r
o
c
e
e
d
i
n
g

i
n

r
e
s
p
e
c
t

o
f

a
n
y

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

o
r

i
n

r
e
s
p
e
c
t

o
f

t
h
e

R
e
c
e
i
p
t
s

o
n

b
e
h
a
l
f

o
f

O
w
n
e
r
s

o
r

h
o
l
d
e
r
s

o
r

a
n
y

o
t
h
e
r

p
e
r
s
o
n
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

n
o
t

b
e

l
i
a
b
l
e

f
o
r

a
n
y

a
c
t
i
o
n

o
r

n
o
n
-
a
c
t
i
o
n

b
y

i
t

i
n

r
e
l
i
a
n
c
e

u
p
o
n

t
h
e

a
d
v
i
c
e

o
f

o
r

i
n
f
o
r
m
a
t
i
o
n

f
r
o
m

l
e
g
a
l

c
o
u
n
s
e
l
,

a
c
c
o
u
n
t
a
n
t
s

o
r

a
n
y

o
t
h
e
r

p
e
r
s
o
n
s

b
e
l
i
e
v
e
d

b
y

i
t

i
n

g
o
o
d

f
a
i
t
h

t
o

b
e

c
o
m
p
e
t
e
n
t

t
o

g
i
v
e

s
u
c
h

a
d
v
i
c
e

o
r

i
n
f
o
r
m
a
t
i
o
n
..
       T
h
e

D
e
p
o
s
i
t
a
r
y
,

s
u
b
j
e
c
t

t
o

A
r
t
i
c
l
e

1
4

h
e
r
e
o
f
,

m
a
y

i
t
s
e
l
f

b
e
c
o
m
e

t
h
e

o
w
n
e
r

o
f

a
n
d

d
e
a
l

i
n

s
e
c
u
r
i
t
i
e
s

o
f

a
n
y

c
l
a
s
s

o
f

t
h
e

i
s
s
u
e
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
n
d

i
n

R
e
c
e
i
p
t
s

o
f

t
h
i
s

i
s
s
u
e
..
             1
2
..
                    T
E
R
M
I
N
A
T
I
O
N

O
F

A
G
R
E
E
M
E
N
T

A
N
D

S
U
R
R
E
N
D
E
R

O
F

T
H
I
S

R
E
C
E
I
P
T
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

a
t

a
n
y

t
i
m
e

t
e
r
m
i
n
a
t
e

t
h
e

a
g
r
e
e
m
e
n
t

e
v
i
d
e
n
c
e
d

b
y

t
h
i
s

R
e
c
e
i
p
t

a
n
d

a
l
l

o
t
h
e
r

R
e
c
e
i
p
t
s

b
y

m
a
i
l
i
n
g

n
o
t
i
c
e

o
f

s
u
c
h

t
e
r
m
i
n
a
t
i
o
n

t
o

t
h
e

O
w
n
e
r
s

o
f

a
l
l

R
e
c
e
i
p
t
s

t
h
e
n

o
u
t
s
t
a
n
d
i
n
g

a
t

t
h
e
i
r

a
d
d
r
e
s
s
e
s

a
p
p
e
a
r
i
n
g

u
p
o
n

t
h
e

b
o
o
k
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
,

a
t

l
e
a
s
t

t
h
i
r
t
y

d
a
y
s

p
r
i
o
r

t
o

t
h
e

d
a
t
e

f
i
x
e
d

i
n

s
u
c
h

n
o
t
i
c
e

f
o
r

t
e
r
m
i
n
a
t
i
o
n
..


O
n

a
n
d

a
f
t
e
r

s
u
c
h

d
a
t
e

o
f

t
e
r
m
i
n
a
t
i
o
n

t
h
e

O
w
n
e
r

h
e
r
e
o
f
,

u
p
o
n

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

a
t

t
h
e

C
o
r
p
o
r
a
t
e

T
r
u
s
t

O
f
f
i
c
e

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
,

w
i
l
l

b
e

e
n
t
i
t
l
e
d

t
o

d
e
l
i
v
e
r
y

o
f

t
h
e

a
m
o
u
n
t

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

r
e
p
r
e
s
e
n
t
e
d

h
e
r
e
b
y

u
p
o
n

t
h
e

s
a
m
e

t
e
r
m
s

a
n
d

c
o
n
d
i
t
i
o
n
s
,

a
n
d

u
p
o
n

p
a
y
m
e
n
t

o
f

a

f
e
e

a
t

t
h
e

r
a
t
e
s

p
r
o
v
i
d
e
d

h
e
r
e
i
n

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

s
u
r
r
e
n
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

f
o
r

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
n
d

o
n

p
a
y
m
e
n
t

o
f

a
p
p
l
i
c
a
b
l
e

t
a
x
e
s

a
n
d

c
h
a
r
g
e
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

c
o
n
v
e
r
t

a
n
y

d
i
v
i
d
e
n
d
s

r
e
c
e
i
v
e
d

b
y

i
t

i
n

c
a
s
h

a
f
t
e
r

t
h
e

t
e
r
m
i
n
a
t
i
o
n

d
a
t
e

i
n
t
o

U
..
S
..

D
o
l
l
a
r
s

a
s

h
e
r
e
i
n

p
r
o
v
i
d
e
d
,

a
n
d

a
f
t
e
r

d
e
d
u
c
t
i
n
g

t
h
e
r
e

f
r
o
m

t
h
e

f
e
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

a
n
d

r
e
f
e
r
r
e
d

t
o

h
e
r
e
i
n

a
n
d

a
n
y

t
a
x
e
s

a
n
d

g
o
v
e
r
n
m
e
n
t
a
l

c
h
a
r
g
e
s

a
n
d

s
h
a
l
l

t
h
e
r
e
a
f
t
e
r

h
o
l
d

t
h
e

b
a
l
a
n
c
e

o
f

s
a
i
d

d
i
v
i
d
e
n
d
s

f
o
r

t
h
e

p
r
o

r
a
t
a

b
e
n
e
f
i
t

o
f

t
h
e

O
w
n
e
r
s

o
f

t
h
e

r
e
s
p
e
c
t
i
v
e

R
e
c
e
i
p
t
s
..


A
s

t
o

a
n
y

R
e
c
e
i
p
t
s

n
o
t

s
o

s
u
r
r
e
n
d
e
r
e
d

w
i
t
h
i
n

t
h
i
r
t
y

d
a
y
s

a
f
t
e
r

s
u
c
h

d
a
t
e

o
f

t
e
r
m
i
n
a
t
i
o
n

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

t
h
e
r
e
a
f
t
e
r

h
a
v
e

n
o

o
b
l
i
g
a
t
i
o
n

w
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

c
o
l
l
e
c
t
i
o
n

o
r

d
i
s
b
u
r
s
e
m
e
n
t

o
f

a
n
y

s
u
b
s
e
q
u
e
n
t

d
i
v
i
d
e
n
d
s

o
r

a
n
y

s
u
b
s
c
r
i
p
t
i
o
n
s

o
r

o
t
h
e
r

r
i
g
h
t
s

a
c
c
r
u
i
n
g

o
n

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
..


A
f
t
e
r

t
h
e

e
x
p
i
r
a
t
i
o
n

o
f

t
h
r
e
e

m
o
n
t
h
s

f
r
o
m

s
u
c
h

d
a
t
e

o
f

t
e
r
m
i
n
a
t
i
o
n

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

s
e
l
l

a
n
y

r
e
m
a
i
n
i
n
g

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

i
n

s
u
c
h

m
a
n
n
e
r

a
s

i
t

m
a
y

d
e
t
e
r
m
i
n
e
,

a
n
d

m
a
y

t
h
e
r
e
a
f
t
e
r

h
o
l
d

u
n
i
n
v
e
s
t
e
d

t
h
e

n
e
t

p
r
o
c
e
e
d
s

o
f

a
n
y

s
u
c
h

s
a
l
e

o
r

s
a
l
e
s

t
o
g
e
t
h
e
r

w
i
t
h

a
n
y

d
i
v
i
d
e
n
d
s

r
e
c
e
i
v
e
d

p
r
i
o
r

t
o

s
u
c
h

s
a
l
e

o
r

t
h
e

U
..
S
..

D
o
l
l
a
r
s

r
e
c
e
i
v
e
d

o
n

c
o
n
v
e
r
s
i
o
n

t
h
e
r
e
o
f
,

u
n
s
e
g
r
e
g
a
t
e
d

a
n
d

w
i
t
h
o
u
t

l
i
a
b
i
l
i
t
y

f
o
r

a
n
y

i
n
t
e
r
e
s
t

t
h
e
r
e
o
n
,

f
o
r

t
h
e

p
r
o

r
a
t
a

b
e
n
e
f
i
t

o
f

t
h
e

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s

t
h
a
t

h
a
v
e

n
o
t

t
h
e
r
e
t
o
f
o
r
e

b
e
e
n

s
u
r
r
e
n
d
e
r
e
d

f
o
r

c
a
n
c
e
l
l
a
t
i
o
n
,

s
u
c
h

O
w
n
e
r
s

t
h
e
r
e
u
p
o
n

b
e
c
o
m
i
n
g

g
e
n
e
r
a
l

c
r
e
d
i
t
o
r
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y

w
i
t
h

r
e
s
p
e
c
t

t
o

s
u
c
h

n
e
t

p
r
o
c
e
e
d
s
..


A
f
t
e
r

m
a
k
i
n
g

s
u
c
h

s
a
l
e
,

o
r

i
f

n
o

s
u
c
h

s
a
l
e

c
a
n

b
e

m
a
d
e

a
f
t
e
r

t
h
e

e
x
p
i
r
a
t
i
o
n

o
f

o
n
e

y
e
a
r

f
r
o
m

s
u
c
h

d
a
t
e

o
f

t
e
r
m
i
n
a
t
i
o
n
,

t
h
e

D
e
p
o
s
i
t
a
r
y

s
h
a
l
l

b
e

d
i
s
c
h
a
r
g
e
d

f
r
o
m

a
l
l

o
b
l
i
g
a
t
i
o
n
s

w
h
a
t
s
o
e
v
e
r

t
o

t
h
e

h
o
l
d
e
r
s

a
n
d

O
w
n
e
r
s

o
f

t
h
e

R
e
c
e
i
p
t
s

e
x
c
e
p
t

t
o

m
a
k
e

d
i
s
t
r
i
b
u
t
i
o
n

o
f

t
h
e

n
e
t

p
r
o
c
e
e
d
s

o
f

s
a
l
e

a
n
d

o
f

s
u
c
h

d
i
v
i
d
e
n
d
s

(
a
f
t
e
r

d
e
d
u
c
t
i
n
g

a
l
l

f
e
e
s
,

c
h
a
r
g
e
s

a
n
d

e
x
p
e
n
s
e
s

o
f

t
h
e

D
e
p
o
s
i
t
a
r
y
)

o
r

o
f

t
h
e

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

i
n

c
a
s
e

n
o

s
a
l
e

c
a
n

b
e

m
a
d
e
,

u
p
o
n

s
u
r
r
e
n
d
e
r

o
f

t
h
e

R
e
c
e
i
p
t
s
..
             1
3
..
                    C
E
R
T
A
I
N

F
E
E
S

A
N
D

C
H
A
R
G
E
S

O
F

T
H
E

D
E
P
O
S
I
T
A
R
Y
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

c
h
a
r
g
e

a
n
y

p
a
r
t
y

d
e
p
o
s
i
t
i
n
g

o
r

w
i
t
h
d
r
a
w
i
n
g

S
h
a
r
e
s
,

a
n
y

p
a
r
t
y

t
r
a
n
s
f
e
r
r
i
n
g

o
r

s
u
r
r
e
n
d
e
r
i
n
g

R
e
c
e
i
p
t
s
,

a
n
y

p
a
r
t
y

t
o

w
h
o
m

R
e
c
e
i
p
t
s

a
r
e

i
s
s
u
e
d

(
i
n
c
l
u
d
i
n
g

i
s
s
u
a
n
c
e

p
u
r
s
u
a
n
t

t
o

a

s
t
o
c
k

d
i
v
i
d
e
n
d

o
r

s
t
o
c
k

s
p
l
i
t

o
r

a
n

e
x
c
h
a
n
g
e

o
f

s
t
o
c
k

o
r

d
i
s
t
r
i
b
u
t
i
o
n

p
u
r
s
u
a
n
t

t
o

A
r
t
i
c
l
e
s

8

o
r

1
0
)

o
r

O
w
n
e
r
s
,

a
s

a
p
p
l
i
c
a
b
l
e
,

(
i
)

f
e
e
s

f
o
r

t
h
e

d
e
l
i
v
e
r
y

o
r

s
u
r
r
e
n
d
e
r

o
f

R
e
c
e
i
p
t
s

a
n
d

d
e
p
o
s
i
t

o
r

w
i
t
h
d
r
a
w
a
l

o
f

S
h
a
r
e
s
,

(
i
i
)

f
e
e
s

f
o
r

d
i
s
t
r
i
b
u
t
i
n
g

c
a
s
h
,

S
h
a
r
e
s

o
r

o
t
h
e
r

p
r
o
p
e
r
t
y

r
e
c
e
i
v
e
d

i
n

r
e
s
p
e
c
t

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

(
i
i
i
)

t
a
x
e
s

a
n
d

o
t
h
e
r

g
o
v
e
r
n
m
e
n
t
a
l

c
h
a
r
g
e
s
,

(
i
v
)

r
e
g
i
s
t
r
a
t
i
o
n

o
r

c
u
s
t
o
d
i
a
l

f
e
e
s

o
r

c
h
a
r
g
e
s

r
e
l
a
t
i
n
g

t
o

t
h
e

S
h
a
r
e
s
,

(
v
)

c
a
b
l
e
,

t
e
l
e
x

a
n
d

f
a
c
s
i
m
i
l
e

t
r
a
n
s
m
i
s
s
i
o
n

e
x
p
e
n
s
e
s
,

(
v
i
)

f
o
r
e
i
g
n

c
u
r
r
e
n
c
y

c
o
n
v
e
r
s
i
o
n

e
x
p
e
n
s
e
s

a
n
d

f
e
e
s
,

(
v
i
i
)

d
e
p
o
s
i
t
a
r
y

s
e
r
v
i
c
i
n
g

f
e
e
s

a
n
d

(
v
i
i
i
)

a
n
y

o
t
h
e
r

f
e
e
s

o
r

c
h
a
r
g
e
s

i
n
c
u
r
r
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

o
r

i
t
s

a
g
e
n
t
s

i
n

c
o
n
n
e
c
t
i
o
n

w
i
t
h

t
h
e

R
e
c
e
i
p
t

p
r
o
g
r
a
m
..


T
h
e

D
e
p
o
s
i
t
a
r
y
s

f
e
e
s

a
n
d

c
h
a
r
g
e
s

m
a
y

d
i
f
f
e
r

f
r
o
m

t
h
o
s
e

o
f

o
t
h
e
r

d
e
p
o
s
i
t
a
r
i
e
s
..


T
h
e

D
e
p
o
s
i
t
a
r
y

r
e
s
e
r
v
e
s

t
h
e

r
i
g
h
t

t
o

m
o
d
i
f
y
,

r
e
d
u
c
e

o
r

i
n
c
r
e
a
s
e

i
t
s

f
e
e
s

u
p
o
n

t
h
i
r
t
y

(
3
0
)

d
a
y
s

n
o
t
i
c
e

t
o

t
h
e

O
w
n
e
r

h
e
r
e
o
f
..


T
h
e

D
e
p
o
s
i
t
a
r
y

w
i
l
l

p
r
o
v
i
d
e
,

w
i
t
h
o
u
t

c
h
a
r
g
e
,

a

c
o
p
y

o
f

i
t
s

l
a
t
e
s
t

s
c
h
e
d
u
l
e

o
f

f
e
e
s

a
n
d

c
h
a
r
g
e
s

t
o

a
n
y

p
a
r
t
y

r
e
q
u
e
s
t
i
n
g

i
t
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

c
h
a
r
g
e

f
e
e
s

f
o
r

r
e
c
e
i
v
i
n
g

d
e
p
o
s
i
t
s

a
n
d

i
s
s
u
i
n
g

R
e
c
e
i
p
t
s
,

f
o
r

d
e
l
i
v
e
r
i
n
g

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

a
g
a
i
n
s
t

s
u
r
r
e
n
d
e
r
e
d

R
e
c
e
i
p
t
s
,

f
o
r

t
r
a
n
s
f
e
r

o
f

R
e
c
e
i
p
t
s
,

f
o
r

s
p
l
i
t
s

o
r

c
o
m
b
i
n
a
t
i
o
n
s

o
f

R
e
c
e
i
p
t
s
,

f
o
r

d
i
s
t
r
i
b
u
t
i
o
n

o
f

e
a
c
h

c
a
s
h

o
r

o
t
h
e
r

d
i
s
t
r
i
b
u
t
i
o
n

o
n

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

f
o
r

s
a
l
e
s

o
r

e
x
e
r
c
i
s
e

o
f

r
i
g
h
t
s
,

o
r

f
o
r

o
t
h
e
r

s
e
r
v
i
c
e
s

p
e
r
f
o
r
m
e
d

h
e
r
e
u
n
d
e
r
..


T
h
e

D
e
p
o
s
i
t
a
r
y

r
e
s
e
r
v
e
s

t
h
e

r
i
g
h
t

t
o

m
o
d
i
f
y
,

r
e
d
u
c
e

o
r

i
n
c
r
e
a
s
e

i
t
s

f
e
e
s

u
p
o
n

t
h
i
r
t
y

(
3
0
)

d
a
y
s

n
o
t
i
c
e

t
o

t
h
e

O
w
n
e
r

h
e
r
e
o
f
..


T
h
e

D
e
p
o
s
i
t
a
r
y

w
i
l
l

p
r
o
v
i
d
e
,

w
i
t
h
o
u
t

c
h
a
r
g
e
,

a

c
o
p
y

o
f

i
t
s

l
a
t
e
s
t

f
e
e

s
c
h
e
d
u
l
e

t
o

a
n
y

p
a
r
t
y

r
e
q
u
e
s
t
i
n
g

i
t
..
             1
4
..
                    P
R
E
-
R
E
L
E
A
S
E

O
F

R
E
C
E
I
P
T
S
..
       N
o
t
w
i
t
h
s
t
a
n
d
i
n
g

a
n
y

o
t
h
e
r

p
r
o
v
i
s
i
o
n

o
f

t
h
i
s

R
e
c
e
i
p
t
,

t
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

e
x
e
c
u
t
e

a
n
d

d
e
l
i
v
e
r

R
e
c
e
i
p
t
s

p
r
i
o
r

t
o

t
h
e

r
e
c
e
i
p
t

o
f

S
h
a
r
e
s

(
P
r
e
-
R
e
l
e
a
s
e
)
..

T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

d
e
l
i
v
e
r

S
h
a
r
e
s

u
p
o
n

t
h
e

r
e
c
e
i
p
t

a
n
d

c
a
n
c
e
l
l
a
t
i
o
n

o
f

R
e
c
e
i
p
t
s

w
h
i
c
h

h
a
v
e

b
e
e
n

P
r
e
-
R
e
l
e
a
s
e
d
,

w
h
e
t
h
e
r

o
r

n
o
t

s
u
c
h

c
a
n
c
e
l
l
a
t
i
o
n

i
s

p
r
i
o
r

t
o

t
h
e

t
e
r
m
i
n
a
t
i
o
n

o
f

s
u
c
h

P
r
e
-
R
e
l
e
a
s
e

o
r

t
h
e

D
e
p
o
s
i
t
a
r
y

k
n
o
w
s

t
h
a
t

s
u
c
h

R
e
c
e
i
p
t

h
a
s

b
e
e
n

P
r
e
-
R
e
l
e
a
s
e
d
..


T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

r
e
c
e
i
v
e

R
e
c
e
i
p
t
s

i
n

l
i
e
u

o
f

S
h
a
r
e
s

i
n

s
a
t
i
s
f
a
c
t
i
o
n

o
f

a

P
r
e
-
R
e
l
e
a
s
e
..


E
a
c
h

P
r
e
-
R
e
l
e
a
s
e

w
i
l
l

b
e

(
a
)

p
r
e
c
e
d
e
d

o
r

a
c
c
o
m
p
a
n
i
e
d

b
y

a

w
r
i
t
t
e
n

r
e
p
r
e
s
e
n
t
a
t
i
o
n

f
r
o
m

t
h
e

p
e
r
s
o
n

t
o

w
h
o
m

R
e
c
e
i
p
t
s

o
r

S
h
a
r
e
s

a
r
e

t
o

b
e

d
e
l
i
v
e
r
e
d

t
h
a
t

s
u
c
h

p
e
r
s
o
n
,

o
r

i
t
s

c
u
s
t
o
m
e
r
,

o
w
n
s

t
h
e

S
h
a
r
e
s

o
r

R
e
c
e
i
p
t
s

t
o

b
e

r
e
m
i
t
t
e
d
,

a
s

t
h
e

c
a
s
e

m
a
y

b
e
,

(
b
)

a
t

a
l
l

t
i
m
e
s

f
u
l
l
y

c
o
l
l
a
t
e
r
a
l
i
z
e
d

w
i
t
h

c
a
s
h

o
r

s
u
c
h

o
t
h
e
r

c
o
l
l
a
t
e
r
a
l

a
s

t
h
e

D
e
p
o
s
i
t
a
r
y

d
e
e
m
s

a
p
p
r
o
p
r
i
a
t
e
,

(
c
)

t
e
r
m
i
n
a
b
l
e

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

o
n

n
o
t

m
o
r
e

t
h
a
n

f
i
v
e

(
5
)

b
u
s
i
n
e
s
s

d
a
y
s

n
o
t
i
c
e
,

a
n
d

(
d
)

s
u
b
j
e
c
t

t
o

s
u
c
h

f
u
r
t
h
e
r

i
n
d
e
m
n
i
t
i
e
s

a
n
d

c
r
e
d
i
t

r
e
g
u
l
a
t
i
o
n
s

a
s

t
h
e

D
e
p
o
s
i
t
a
r
y

d
e
e
m
s

a
p
p
r
o
p
r
i
a
t
e
..


T
h
e

n
u
m
b
e
r

o
f

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

w
h
i
c
h

a
r
e

o
u
t
s
t
a
n
d
i
n
g

a
t

a
n
y

t
i
m
e

a
s

a

r
e
s
u
l
t

o
f

P
r
e
-
R
e
l
e
a
s
e
s

w
i
l
l

n
o
t

n
o
r
m
a
l
l
y

e
x
c
e
e
d

t
h
i
r
t
y

p
e
r
c
e
n
t

(
3
0
%
)

o
f

t
h
e

S
h
a
r
e
s

d
e
p
o
s
i
t
e
d

w
i
t
h

t
h
e

D
e
p
o
s
i
t
a
r
y
;

p
r
o
v
i
d
e
d
,

h
o
w
e
v
e
r
,

t
h
a
t

t
h
e

D
e
p
o
s
i
t
a
r
y

r
e
s
e
r
v
e
s

t
h
e

r
i
g
h
t

t
o

c
h
a
n
g
e

o
r

d
i
s
r
e
g
a
r
d

s
u
c
h

l
i
m
i
t

f
r
o
m

t
i
m
e

t
o

t
i
m
e

a
s

i
t

d
e
e
m
s

a
p
p
r
o
p
r
i
a
t
e
..
       T
h
e

D
e
p
o
s
i
t
a
r
y

m
a
y

r
e
t
a
i
n

f
o
r

i
t
s

o
w
n

a
c
c
o
u
n
t

a
n
y

c
o
m
p
e
n
s
a
t
i
o
n

r
e
c
e
i
v
e
d

b
y

i
t

i
n

c
o
n
n
e
c
t
i
o
n

w
i
t
h

t
h
e

f
o
r
e
g
o
i
n
g
..
             1
5
..
                    C
O
M
P
L
I
A
N
C
E

W
I
T
H

U
..
S
..

S
E
C
U
R
I
T
I
E
S

L
A
W
S
..
       N
o
t
w
i
t
h
s
t
a
n
d
i
n
g

a
n
y

t
e
r
m
s

o
f

t
h
i
s

R
e
c
e
i
p
t

t
o

t
h
e

c
o
n
t
r
a
r
y
,

t
h
e

D
e
p
o
s
i
t
a
r
y

w
i
l
l

n
o
t

e
x
e
r
c
i
s
e

a
n
y

r
i
g
h
t
s

i
t

h
a
s

u
n
d
e
r

t
h
i
s

R
e
c
e
i
p
t

t
o

p
r
e
v
e
n
t

t
h
e

w
i
t
h
d
r
a
w
a
l

o
r

d
e
l
i
v
e
r
y

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

i
n

a

m
a
n
n
e
r

w
h
i
c
h

w
o
u
l
d

v
i
o
l
a
t
e

t
h
e

U
n
i
t
e
d

S
t
a
t
e
s

s
e
c
u
r
i
t
i
e
s

l
a
w
s

i
n
c
l
u
d
i
n
g
,

b
u
t

n
o
t

l
i
m
i
t
e
d

t
o
,

S
e
c
t
i
o
n

1
A
(
1
)

o
f

t
h
e

G
e
n
e
r
a
l

I
n
s
t
r
u
c
t
i
o
n
s

t
o

t
h
e

F
o
r
m

F
-
6

R
e
g
i
s
t
r
a
t
i
o
n

S
t
a
t
e
m
e
n
t
,

a
s

a
m
e
n
d
e
d

f
r
o
m

t
i
m
e

t
o

t
i
m
e
,

u
n
d
e
r

t
h
e

S
e
c
u
r
i
t
i
e
s

A
c
t

o
f

1
9
3
3
..
             1
6
..
                    G
O
V
E
R
N
I
N
G

L
A
W
;

V
E
N
U
E

O
F

A
C
T
I
O
N
S
;

J
U
R
Y

T
R
I
A
L

W
A
I
V
E
R
..
       T
h
i
s

R
e
c
e
i
p
t

s
h
a
l
l

b
e

i
n
t
e
r
p
r
e
t
e
d

a
n
d

a
l
l

r
i
g
h
t
s

h
e
r
e
u
n
d
e
r

a
n
d

p
r
o
v
i
s
i
o
n
s

h
e
r
e
o
f

s
h
a
l
l

b
e

g
o
v
e
r
n
e
d

b
y

t
h
e

l
a
w
s

o
f

t
h
e

S
t
a
t
e

o
f

N
e
w

Y
o
r
k
..
       A
l
l

a
c
t
i
o
n
s

a
n
d

p
r
o
c
e
e
d
i
n
g
s

b
r
o
u
g
h
t

b
y

a
n
y

O
w
n
e
r

o
r

h
o
l
d
e
r

o
f

t
h
i
s

R
e
c
e
i
p
t

a
g
a
i
n
s
t

t
h
e

D
e
p
o
s
i
t
a
r
y

a
r
i
s
i
n
g

o
u
t

o
f

o
r

r
e
l
a
t
i
n
g

t
o

t
h
e

S
h
a
r
e
s

o
r

o
t
h
e
r

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s
,

t
h
e

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

o
r

t
h
e

R
e
c
e
i
p
t
s
,

o
r

a
n
y

t
r
a
n
s
a
c
t
i
o
n

c
o
n
t
e
m
p
l
a
t
e
d

h
e
r
e
i
n
,

s
h
a
l
l

b
e

l
i
t
i
g
a
t
e
d

o
n
l
y

i
n

c
o
u
r
t
s

l
o
c
a
t
e
d

w
i
t
h
i
n

t
h
e

S
t
a
t
e

o
f

N
e
w

Y
o
r
k
..
       E
A
C
H

O
W
N
E
R

A
N
D

H
O
L
D
E
R

H
E
R
E
B
Y

I
R
R
E
V
O
C
A
B
L
Y

W
A
I
V
E
S
,

T
O

T
H
E

F
U
L
L
E
S
T

E
X
T
E
N
T

P
E
R
M
I
T
T
E
D

B
Y

A
P
P
L
I
C
A
B
L
E

L
A
W
,

A
N
Y

R
I
G
H
T

I
T

M
A
Y

H
A
V
E

T
O

A

T
R
I
A
L

B
Y

J
U
R
Y

I
N

A
N
Y

S
U
I
T
,

A
C
T
I
O
N

O
R

P
R
O
C
E
E
D
I
N
G

A
G
A
I
N
S
T

T
H
E

D
E
P
O
S
I
T
A
R
Y

D
I
R
E
C
T
L
Y

O
R

I
N
D
I
R
E
C
T
L
Y

A
R
I
S
I
N
G

O
U
T

O
F

O
R

R
E
L
A
T
I
N
G

T
O

T
H
E

S
H
A
R
E
S

O
R

O
T
H
E
R

D
E
P
O
S
I
T
E
D

S
E
C
U
R
I
T
I
E
S
,

T
H
E

A
M
E
R
I
C
A
N

D
E
P
O
S
I
T
A
R
Y

S
H
A
R
E
S

O
R

T
H
E

R
E
C
E
I
P
T
S
,

O
R

A
N
Y

T
R
A
N
S
A
C
T
I
O
N

C
O
N
T
E
M
P
L
A
T
E
D

H
E
R
E
I
N
,

O
R

T
H
E

B
R
E
A
C
H

H
E
R
E
O
F
,

I
N
C
L
U
D
I
N
G

W
I
T
H
O
U
T

L
I
M
I
T
A
T
I
O
N
,

A
N
Y

Q
U
E
S
T
I
O
N

R
E
G
A
R
D
I
N
G

E
X
I
S
T
E
N
C
E
,

V
A
L
I
D
I
T
Y

O
R

T
E
R
M
I
N
A
T
I
O
N

(
W
H
E
T
H
E
R

B
A
S
E
D

O
N

C
O
N
T
R
A
C
T
,

T
O
R
T

O
R

A
N
Y

O
T
H
E
R

T
H
E
O
R
Y
)
..
             1
7
..
                    A
M
E
N
D
M
E
N
T

O
F

R
E
C
E
I
P
T
S
..




       T
h
e

f
o
r
m

o
f

t
h
e

R
e
c
e
i
p
t
s

a
n
d

t
h
e

a
g
r
e
e
m
e
n
t

c
r
e
a
t
e
d

t
h
e
r
e
b
y

m
a
y

a
t

a
n
y

t
i
m
e

a
n
d

f
r
o
m

t
i
m
e

t
o

t
i
m
e

b
e

a
m
e
n
d
e
d

b
y

t
h
e

D
e
p
o
s
i
t
a
r
y

i
n

a
n
y

r
e
s
p
e
c
t

w
h
i
c
h

i
t

m
a
y

d
e
e
m

n
e
c
e
s
s
a
r
y

o
r

d
e
s
i
r
a
b
l
e
..

A
n
y

a
m
e
n
d
m
e
n
t

w
h
i
c
h

s
h
a
l
l

p
r
e
j
u
d
i
c
e

a
n
y

s
u
b
s
t
a
n
t
i
a
l

e
x
i
s
t
i
n
g

r
i
g
h
t

o
f

O
w
n
e
r
s

s
h
a
l
l

n
o
t

b
e
c
o
m
e

e
f
f
e
c
t
i
v
e

a
s

t
o

o
u
t
s
t
a
n
d
i
n
g

R
e
c
e
i
p
t
s

u
n
t
i
l

t
h
e

e
x
p
i
r
a
t
i
o
n

o
f

t
h
i
r
t
y

(
3
0
)

d
a
y
s

a
f
t
e
r

n
o
t
i
c
e

o
f

s
u
c
h

a
m
e
n
d
m
e
n
t

s
h
a
l
l

h
a
v
e

b
e
e
n

g
i
v
e
n

t
o

t
h
e

O
w
n
e
r
s

o
f

o
u
t
s
t
a
n
d
i
n
g

R
e
c
e
i
p
t
s
;

p
r
o
v
i
d
e
d
,

h
o
w
e
v
e
r
,

t
h
a
t

s
u
c
h

t
h
i
r
t
y

(
3
0
)

d
a
y
s

n
o
t
i
c
e

s
h
a
l
l

i
n

n
o

e
v
e
n
t

b
e

r
e
q
u
i
r
e
d

w
i
t
h

r
e
s
p
e
c
t

t
o

a
n
y

a
m
e
n
d
m
e
n
t

w
h
i
c
h

s
h
a
l
l

i
m
p
o
s
e

o
r

i
n
c
r
e
a
s
e

a
n
y

t
a
x
e
s

o
r

o
t
h
e
r

g
o
v
e
r
n
m
e
n
t
a
l

c
h
a
r
g
e
s
,

r
e
g
i
s
t
r
a
t
i
o
n

f
e
e
s
,

c
a
b
l
e
,

t
e
l
e
x

o
r

f
a
c
s
i
m
i
l
e

t
r
a
n
s
m
i
s
s
i
o
n

c
o
s
t
s
,

d
e
l
i
v
e
r
y

c
o
s
t
s

o
r

o
t
h
e
r

s
u
c
h

e
x
p
e
n
s
e
s
..

E
v
e
r
y

O
w
n
e
r

a
n
d

h
o
l
d
e
r

o
f

a

R
e
c
e
i
p
t

a
t

t
h
e

t
i
m
e

a
n
y

a
m
e
n
d
m
e
n
t

s
o

b
e
c
o
m
e
s

e
f
f
e
c
t
i
v
e

s
h
a
l
l

b
e

d
e
e
m
e
d
,

b
y

c
o
n
t
i
n
u
i
n
g

t
o

h
o
l
d

s
u
c
h

R
e
c
e
i
p
t
,

t
o

c
o
n
s
e
n
t

a
n
d

a
g
r
e
e

t
o

s
u
c
h

a
m
e
n
d
m
e
n
t

a
n
d

t
o

b
e

b
o
u
n
d

b
y

t
h
e

a
g
r
e
e
m
e
n
t

c
r
e
a
t
e
d

b
y

R
e
c
e
i
p
t

a
s

a
m
e
n
d
e
d

t
h
e
r
e
b
y
..

I
n

n
o

e
v
e
n
t

s
h
a
l
l

a
n
y

a
m
e
n
d
m
e
n
t

i
m
p
a
i
r

t
h
e

r
i
g
h
t

o
f

t
h
e

O
w
n
e
r

o
f

a
n
y

R
e
c
e
i
p
t

t
o

s
u
r
r
e
n
d
e
r

s
u
c
h

R
e
c
e
i
p
t

a
n
d

r
e
c
e
i
v
e

t
h
e
r
e
f
o
r
e

t
h
e

a
m
o
u
n
t

o
f

D
e
p
o
s
i
t
e
d

S
e
c
u
r
i
t
i
e
s

r
e
p
r
e
s
e
n
t
e
d

b
y

t
h
e

A
m
e
r
i
c
a
n

D
e
p
o
s
i
t
a
r
y

S
h
a
r
e
s

e
v
i
d
e
n
c
e
d

t
h
e
r
e
b
y
,

e
x
c
e
p
t

i
n

o
r
d
e
r

t
o

c
o
m
p
l
y

w
i
t
h

m
a
n
d
a
t
o
r
y

p
r
o
v
i
s
i
o
n
s

o
f

a
p
p
l
i
c
a
b
l
e

l
a
w
..